UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06645

Name of Fund:  MuniYield California Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Semi-Annual Reports
April 30, 2006


MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Michigan Insured Fund II, Inc.
MuniYield New York Insured Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares/Stock and intend to remain leveraged by issuing Preferred Shares/Stock to provide the Common Shareholders/ Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders/Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares/Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares/Stock may affect the yield to Common Shareholders/Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Michigan Insured Fund II, Inc.
MuniYield New York Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Michigan Insured Fund II, Inc.
MuniYield New York Insured Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Funds' Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Advisor. If the agreement is approved by the Funds' shareholders, BlackRock Advisors is expected to become the Funds' investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers


New municipal issuance declined during the six-month period, helping tax-exempt bonds to outperform their taxable counterparts but also limiting opportunities to restructure the portfolios.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period, with much of the increase occurring in March and April 2006. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently estimated at 4.8%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds target rate to 4.75% at period-end, and to 5% with another increase on May 10. In response, the Treasury curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 41 basis points (.41%) to 5.17% and 10-year U.S. Treasury note yields rose 50 basis points to 5.07%, the highest level since May 2002.

While the municipal yield curve also flattened during the period, the market's strong technical position provided significant price support. This allowed municipal bond prices to improve slightly or decline much less than those of their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell six basis points to 4.53% while yields on AAA-rated issues maturing in 10 years rose 16 basis points to 4.08%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of more than 13% compared to 2004. Over the past six months, $170 billion in long-term municipal bonds was issued, a decline of 8.6% versus the same period a year earlier. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. Year-to-date through April 2006, refunding issuance declined more than 55% relative to the first four months of 2005. This decline has led some analysts to reduce their forecasts for 2006 new issuance from the $350 billion - $370 billion range to the $300 billion - $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, long-term municipal bond funds received net new monies of $5.0 billion in 2005 - a sharp reversal from the $3.7 billion outflow in 2004. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


MuniYield Arizona Fund, Inc.


Describe conditions in the State of Arizona.

Credit fundamentals for the State of Arizona remain firm, with accelerating job growth, strong population gains and a state budget surplus that has lawmakers contemplating what to do with the excess revenue. With the surplus currently exceeding the legal rainy day limit of 7% of total budget, the government is debating plans for trimming the excess cash. Proposals have ranged from increasing government spending to cutting income and/or property taxes. One potential area of concern on the economic front is the state's housing market, which has appreciated rapidly but could be affected by higher interest rates and affordability issues, potentially leading to some economic volatility down the road.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



In March, voters in Phoenix approved the city's most significant general obligation bond authorization package in almost 20 years. The largest portion of the nearly $900 million package is dedicated to developing a new campus for Arizona State University in downtown Phoenix. The city, which is the fifth largest in the United States and one of the country's fastest-growing metropolitan areas, expects this commitment to attract more ancillary development. The remaining bond proposals included money for higher education and health facilities, public safety, water and sewer upgrades, libraries and community centers, parks and recreation, and affordable housing.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield Arizona Fund, Inc. had net annualized yields of 5.88% and 5.34%, based on a period-end per share net asset value of $14.12 and a per share market price of $15.55, respectively, and $.412 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.75%, based on a change in per share net asset value from $14.39 to $14.12, and assuming reinvestment of all distributions.

Overall, the municipal market performed fairly well in a period of rising interest rates. The yield curve continued to flatten, with the long end rallying slightly while the short end underperformed. Against this backdrop, Fund performance benefited from our strategy of moving further out on the curve as opportunities presented themselves. Also contributing to Fund results was our focus on maintaining an above-average yield and, consistent with that goal, remaining fully invested.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We entered the period with a neutral posture as the Fed appeared to be approaching a pause in its interest rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past six months, the move was not nearly as dramatic as we have seen in prior periods. Notably, the municipal curve retained a positive slope - particularly relative to the Treasury curve, which actually inverted early in 2006 - and this contributed to the market's and the Fund's positive performance.

The other important dynamic in the municipal market during the six-month period was the drop in new issuance, especially fixed rate, longer-term issuance. This decline in supply supported the performance of the municipal market, but also meant there were fewer options for restructuring the portfolio. Supply was particularly lacking in Arizona, where new issuance declined roughly 13% compared to the same six-month period a year ago.
Although the lack of issuance and issuer diversity prevented us from altering the portfolio's structure significantly, we were still able to take advantage of inter-period volatility, using backups in market yields to selectively book tax losses (that is, taking losses to offset any gains) and swap into other bonds in instances where we thought it would be beneficial to the Fund. We also identified some longer-dated, higher-yielding credits that were suitable for investment. Finally, we sold some of the portfolio's premium-coupon, short-call bonds into a strong market inquiry. Given that there was an interested buyer in the market, we were able to sell the bonds at very favorable prices. Generally speaking, we redeployed the proceeds from the sale into bonds with maturities in the 25-year range and with coupons of approximately 5%.

We maintained ample exposure to uninsured Puerto Rico bonds despite some substantial volatility during the period as the commonwealth wrestled with budget concerns. Puerto Rico issues are tax-exempt in all 50 states, and we are interested in them for their relatively attractive yields, liquidity and diversification benefits - a particularly important consideration in a single state portfolio.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 2.52% for Series A, 2.50% for Series B and 2.87% for Series C. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.77% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 70 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture, in keeping with our Municipal Investment Committee's recommendation. After 16 consecutive interest rate hikes, the Fed may be near a pause in its monetary tightening program. However, global economies and certain pockets of the U.S. economy continue to show solid growth, leading us to believe that it still may be early to become too aggressive. We believe a neutral posture is prudent in the current environment and should provide for competitive performance.

On a tactical basis, we have recently started to look at opportunities back down the yield curve in the 15-year - 20-year area, as opposed to the previously favored 25-year - 30-year range. We have found that we can move five years - 10 years down the yield curve without sacrificing a significant amount of yield. Given the degree of yield-curve flattening that has occurred over the course of the Fed's interest rate-hiking campaign, we believe this maturity range could be ready to outperform. As always, we will continue to monitor the economy, the Fed and the municipal market, and stand ready to adjust our approach as needed.


MuniYield California Fund, Inc.


Describe conditions in the State of California.

California's financial position continues to improve. Revenues for the first eight months of fiscal year 2006 were 7.2% higher than the corresponding period in fiscal year 2005, and estimates for revenue growth in fiscal year 2007 centered on 5.5%. Despite this favorable revenue trend, state spending has risen at a faster rate, with expenditures 10.2% higher through the first eight months of fiscal year 2006 than during the same period in the previous year. In addition, Governor Arnold Schwarzenegger's proposed 2007 budget is expected to increase by 11.4%. The overall budget retains a structural deficit of approximately $4.7 billion, which limits further upward rating actions by the major credit-rating agencies. We would like to see efforts to reduce the structural imbalance in the revised 2007 budget. Bolstered by an anticipated $7.5 billion of "unanticipated" tax revenues, the governor's May 2006-2007 budget revision totaled $131.1 billion with spending approximately 8.4% higher than the previous year. These funds provide an opportunity to increase funding for K-12 schools, fund the early retirement of economic recovery bonds, increase reserve levels and fund several one-time projects. The overall budget remains unbalanced by approximately $3.5 billion, however, sizably smaller than the $12.5 billion imbalance confronted several years ago. Despite retaining the structural imbalance, the improved revenue performance provided a catalyst for the rating agencies to increase the state's long-term general obligation ratings by Moody's (A2 to A1) and Standard & Poor's (A to A+). Both rating agencies highlight the structural deficit limiting further rating improvement to the AA rating category. It should be noted that the governor and Legislature have reached an agreement on a capital improvement plan that will call for the placement of general obligation bond measures totaling $37 billion on the November ballot.

As expected, the governor's sizable capital improvement plan, which initially relied on the issuance of $68 billion in debt obligations, was challenged by the state legislature and will likely be significantly revised in the coming months. However, due to the gubernatorial election scheduled for this November, we do not believe a final revision of this plan will be achieved during calendar year 2006.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield California Fund, Inc. had net annualized yields of 4.79% and 5.28%, based on a period-end per share net asset value of $14.65 and a per share market price of $13.30, respectively, and $.348 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.13%, based on a change in per share net asset value from $14.73 to $14.65, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +2.49% average return of its comparable Lipper category of California Municipal Debt Funds for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California.) The underperformance was partially attributable to the Fund's relatively short duration. Because bond prices fall as their yields rise, we assumed this posture in an effort to achieve some price stability for the portfolio in the face of rising interest rates. In addition, we maintained an underweight exposure to lower-rated credits. This sector outperformed the broader market during the period as investors sought out higher yields, and the under-representation in the portfolio detracted from relative results.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Municipal issuance was uncharacteristically light during the period, particularly after a record-setting level of new issuance in calendar year 2005. The dearth in supply limited our ability to significantly restructure the portfolio. Instead, our efforts were concentrated on moving the Fund closer to a more neutral posture with respect to relative interest rate exposure. This was consistent with the recommendation of our internal Municipal Investment Committee.

In an effort to bolster the yield distribution to shareholders, we increased the portion of Fund assets committed to inverse floating-rate product (a bond or other type of debt instrument whose coupon rate has an inverse relationship to short-term interest rates) as appropriately structured securities became available. We favored this method of yield enhancement over the purchase of lower-rated credits, where yield spreads versus higher-quality issues of comparable maturity were already at historically tight levels. The Fund's exposure to inverse floaters increased from 4% at the start of the period to 8% at the close of the period, still below the Fund's maximum allowable limit of 15%.

We sought to take advantage of the tight relationship between yields on lower-rated credits compared to AAA-rated issues by locking in profits in some of our lower-rated holdings. Specifically, we sold the Fund's exposure to the securities of Waste Management. These bonds (which are subject to the alternative minimum tax) were purchased at a spread of 90 basis points above the AAA scale and were sold during the period at a spread of 45 basis points above that scale. Similar outperformance was realized in the zero coupon sector. We sold dollar-denominated zero coupon bonds issued by Napa Valley at a spread of 40 basis points above the AAA scale. These particular bonds had been purchased at the end of 2005 at a spread of 80 basis points above comparable maturity AAA-rated bonds.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 3.19% for Series A, 2.76% for Series B, 2.75% for Series C and 2.82% for Series D. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.94% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 70 of this report to shareholders.)



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers (continued)



How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a neutral duration posture relative to its California municipal bond fund peers. We remain committed to protecting the Fund's net asset value and will continue to address the income distribution potential of the portfolio through the use of inverse floating-rate product. In fact, the Fund recently has been able to add to its dividend reserves (the net income earned but not required to be distributed monthly), despite the aforementioned rise in short-term borrowing costs.

Tight credit spreads discourage us from participating actively in the lower-quality portion of the market, as we see little relative value from a risk/ reward standpoint at this time. Consequently, we ended the period with a very high-quality portfolio with more than 84% of the Fund's net assets rated AA or higher and 78.6% rated AAA.


MuniYield California Insured Fund, Inc.


Describe conditions in the State of California.

California's financial position continues to improve. Revenues for the first eight months of fiscal year 2006 were 7.2% higher than the corresponding period in fiscal year 2005, and estimates for revenue growth in fiscal year 2007 centered on 5.5%. Despite this favorable revenue trend, state spending has risen at a faster rate, with expenditures 10.2% higher through the first eight months of fiscal year 2006 than during the same period in the previous year. In addition, Governor Arnold Schwarzenegger's proposed 2007 budget is expected to increase by 11.4%. The overall budget retains a structural deficit of approximately $4.7 billion, which limits further upward rating actions by the major credit-rating agencies. We would like to see efforts to reduce the structural imbalance in the revised 2007 budget. Bolstered by an anticipated $7.5 billion of "unanticipated" tax revenues, the governor's May 2006-2007 budget revision totaled $131.1 billion with spending approximately 8.4% higher than the previous year. These funds provide an opportunity to increase funding for K-12 schools, fund the early retirement of economic recovery bonds, increase reserve levels and fund several one-time projects. The overall budget remains unbalanced by approximately $3.5 billion, however, sizably smaller than the $12.5 billion imbalance confronted several years ago. Despite retaining the structural imbalance, the improved revenue performance provided a catalyst for the rating agencies to increase the state's long-term general obligation ratings by Moody's (A2 to A1) and Standard & Poor's (A to A+). Both rating agencies highlight the structural deficit limiting further rating improvement to the AA rating category. It should be noted that the governor and Legislature have reached an agreement on a capital improvement plan that will call for the placement of general obligation bond measures totaling $37 billion on the November ballot.

As expected, the governor's sizable capital improvement plan, which initially relied on the issuance of $68 billion in debt obligations, was challenged by the state legislature and will likely be significantly revised in the coming months. However, due to the gubernatorial election scheduled for this November, we do not believe a final revision of this plan will be achieved during calendar year 2006.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield California Insured Fund, Inc. had net annualized yields of 5.82% and 5.83%, based on a period-end per share net asset value of $14.66 and a per share market price of $14.64, respectively, and $.423 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.84%, based on a change in per share net asset value from $14.82 to $14.66, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +2.17% average return of its comparable Lipper category of California Insured Municipal Debt Funds for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California and insured as to timely payment.) For some time, our investment strategy has been focused on achieving a high level of current income for our shareholders. This has been achieved through maintaining an above-average coupon accrual, which has allowed the Fund to provide a highly competitive yield. On a total return basis, the underperformance for the period was partially attributable to the Fund's relatively short duration. Because bond prices fall as their yields rise, we assumed this short duration posture in an effort to achieve some price stability for the portfolio in the face of rising interest rates. In addition, we maintained an underweight exposure to lower-rated credits. This sector outperformed the broader market during the period as investors sought out higher yields, and the under-representation in the portfolio detracted from relative results.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Municipal issuance was uncharacteristically light during the period, particularly after a record-setting level of new issuance in calendar year 2005. The dearth in supply limited our ability to significantly restructure the portfolio. Instead, our efforts were concentrated on moving the Fund closer to a more neutral posture with respect to relative interest rate exposure, consistent with the recommendation of our internal Municipal Investment Committee. To that end, we purchased a limited amount of longer-maturity bonds as interest rates increased, effectively extending the Fund's duration. These purchases were financed through the sale of prerefunded bonds with shorter maturities.

Our efforts during the period also centered on enhancing the yield distribution to shareholders. To accomplish this, we increased the portion of Fund assets committed to inverse floating-rate product (a bond or other type of debt instrument whose coupon rate has an inverse relationship to short-term interest rates) as appropriately structured securities became available. The Fund's exposure to inverse floaters increased from 9% at the start of the period to 12% at the close of the period, still below the Fund's maximum allowable limit of 15%. We favored this method of yield enhancement over the purchase of lower-rated credits. In fact, we intentionally underutilized the portion of net assets that we are permitted to invest in lower-rated securities given that yield spreads versus higher-quality issues of comparable maturity were already at historically tight levels. We prefer a higher-quality asset mix in such an environment, and ended the period with 94.6% of Fund assets rated AAA.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.76% for Series A, 2.71% for Series B, 2.73% for Series C, 3.14% for Series D, 2.73% for Series E and 2.94% for Series F. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield of the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.32% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 70 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a neutral duration posture relative to its California insured municipal bond fund peers. We remain committed to protecting the Fund's net asset value and will continue to address the income distribution potential of the portfolio through the use of inverse floating-rate product. Tight credit spreads discourage us from participating actively in the lower-quality portion of the market, as we see little relative value from a risk/ reward standpoint at this time. Consequently, we ended the period with a very high-quality portfolio. We are focused on enhancing the Fund's yield through investment in AAA-rated leveraged product, effectively seizing the opportunity presented by the relatively steep tax-exempt yield curve. We find this strategy to be more prudent than purchasing lower-rated credits at current unattractive spreads.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


MuniYield Florida Fund


Describe conditions in the State of Florida.

Florida's economy has outperformed that of both the nation and other southern states, and appears likely to continue this trend in the foreseeable future. The state's mix of solid demographics and increasing job growth among diversified industries is expected to continue to encourage migration into the state. Although national economic trends have put pressure on Florida, we believe the state is well positioned given its record of proactive management and financial flexibility.

Florida's enacted fiscal year 2005-2006 budget is $64.7 billion, an increase of 12% from the prior year. The budget reflects a combination of spending constraints, with spending below anticipated personal income growth, and increased revenue growth. Of the increased revenue, not all is expected to be permanent, as some stems primarily from the reconstruction and replacement of property destroyed by hurricanes and, therefore, is not recurring.

Fiscal discipline has afforded the state the opportunity to provide tax relief in the form of tax-free shopping days, reduced sales tax on equipment, tax credits and a phaseout of the intangible tax. Three areas of the budget account for 93% of the total expenditures - education at 52%, health and human services at 26% and public safety at 15%. Revenues for the first four months of the fiscal year were $602 million, 14% higher than the same period in the prior fiscal year.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Shares of MuniYield Florida Fund had net annualized yields of 5.62% and 5.99%, based on a period-end per share net asset value of $14.79 and a per share market price of $13.86, respectively, and $.412 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +2.11%, based on a change in per share net asset value from $14.91 to $14.79, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, was generally competitive with the +2.16% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) Performance benefited from our yield-curve strategy, specifically our emphasis on longer-dated issues, which continued to outperform as the curve flattened. Also contributing positively was our exposure to higher-yielding uninsured credits, which outperformed the broader market as investors searched for yield in the low interest rate environment. Our uninsured credits in the airline sector performed particularly well. Of final note, the portfolio held some bonds that had been advance refunded, which leads to strong price appreciation for these credits and has benefited the Fund's total return.

These positives were offset somewhat by our exposure, in the form of prerefunded bonds, to the intermediate part of the yield curve. This sector continued to underperform as the curve flattened, although we retained many of these bonds given their high acquisition yields and corresponding contribution to the Fund's income stream. In addition, the Fund is precluded from investing in non-investment grade municipal credits, which was somewhat of a disadvantage relative to our Lipper peers as the lowest-quality bonds outperformed.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not alter our strategy or make meaningful changes to the portfolio's composition during the six-month period. We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. To that end, we remained fully invested throughout the period in order to augment yield.

In making new purchases, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available, although we did begin to see value in the 15-year area of the curve and continue to explore opportunities there. Given the extent of the curve flattening, spreads are appearing wider now in the 20-year sector of the curve, so we are able to capture some of the most attractive yields on the curve without having to extend to the longest maturities.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Issuance of Florida municipal bonds increased less than 3% during the period versus the same six months a year ago. However, new issuance in the latter three months was down 32% compared to the same three months in 2005. The reduction in supply has meant few opportunities to restructure the portfolio. For the most part, we are seeing supply concentrated in the 15-year - 20-year area, most of these being insured issues with 4% to 4.5% coupons. We remain committed to structuring bonds with 5% to 5.25% coupons, although the cost for new issues with these characteristics has been prohibitive.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Shares (AMPS) had average yields of 3.01% for Series A, 2.94% for Series B and 3.00% for Series C. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.43% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 70 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. At period-end, we were looking to increase the portfolio's exposure to bonds in the 10-year - 20-year maturity range, where we see value emerging. Given the degree of yield-curve flattening that has occurred over the course of the Fed's interest rate-hiking campaign, we believe this maturity range could be ready to outperform.

We remain fully invested, consistent with our efforts to augment shareholder income, and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.


MuniYield Michigan Insured Fund II, Inc.


Describe conditions in the State of Michigan.

The State of Michigan maintained credit ratings of Aa2, AA and AA with stable outlooks from Moody's, Standard & Poor's and Fitch, respectively. All three agencies downgraded the state in late 2004 or the first quarter of 2005, citing the troubled automotive sector and weak revenue estimates. The performance of the state's economy, which continues to lag the national recovery as well as that of the Great Lakes region, is the key to future ratings action. Given the possibilities of more job losses in the automotive sector and a fiscal crisis in Detroit, at least one of the rating agencies could downgrade Michigan in 2006 or place a negative outlook on the state's credit.

The state recorded its fifth consecutive year of increasing unemployment in 2005, although the rate of annual job losses has declined each year since 2001. While the state has successfully managed its budget through conservative revenue estimates and large spending cuts, the job losses have weighed on revenue collections and could indicate longer-term economic problems for the state. As a short-term measure to avoid further spending cuts, the governor recently vetoed a repeal of the $1 billion business tax. On the upside, Michigan's debt ratios are quite low for a populous state and indicate relative flexibility in the ability to respond to economic downturns. The state's pension system is well funded.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield Michigan Insured Fund II, Inc. had net annualized yields of 5.64% and 5.75%, based on a period-end per share net asset value of $14.31 and a per share market price of $14.03, respectively, and $.400 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.26%, based on a change in per share net asset value from $14.54 to $14.31, and assuming reinvestment of all distributions.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers (continued)



The Fund's total return, based on net asset value, lagged the +1.94% average return of the Lipper Michigan Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) The Fund's above-average credit quality profile, as an insured fund, continued to negatively impact total return performance. Lower-rated issues continued to be among the best-performing assets during the period. Recent performance also has been impacted by the Fund's considerable exposure to the intermediate sector of the municipal bond yield curve, which has significantly underperformed as the curve has flattened. Nevertheless, we retained many of these bonds in the portfolio, as they provide a meaningful income benefit and their sale could result in material taxable gains as well as declines in the Fund's dividend stream.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Despite the underperformance of the intermediate sector of the yield curve, we chose not to take any drastic action with respect to our exposure to this sector. We believe the current interest rate tightening cycle will end by mid-2006, causing the municipal yield curve to again steepen somewhat and potentially leading to strong performance in the intermediate maturity range. This would allow the Fund's exposure to this portion of the curve to again be a positive contributor to overall performance, as well as a source of significant incremental income.

Portfolio activity in recent months largely involved the execution of bond swaps that allowed us to add to the Fund's income stream. We have continued to maintain the Fund's high credit quality, as the incremental yield gained from buying lower-rated investment grade issues has remained historically narrow. At April 30, 2006, approximately 86.7% of the Fund's assets was rated AAA.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.95% for Series A, 2.87% for Series B and 2.99% for Series C. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.44% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 70 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We recently adopted a more positive stance on the municipal market. After 16 consecutive interest rate hikes, the Fed may be nearing a pause in its monetary tightening campaign. We would expect the end of Fed tightening, combined with modest economic growth and muted inflationary pressures, to promote a gradual improvement in tax-exempt bond prices later this year, underpinning our more constructive outlook. Conversely, we would view accelerated economic activity and/or rising wage pressures as signals to return to a more defensive positioning.

Overall, we intend to maintain the Fund's fully invested stance as we seek to enhance shareholder income. Portfolio activity in the months ahead is likely to be driven by our efforts to maintain the Fund's already attractive distribution yield.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



MuniYield New York Insured Fund, Inc.


Describe conditions in the State of New York.

In December, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard and Poor's and Fitch maintained ratings of AA and AA-, respectively, and all three agencies assign a stable outlook to the state's ratings. The New York economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts over the past few years have been strong.

New York's 2006 fiscal year ended on March 31, and preliminary operating results indicate a $2 billion surplus and a $945 million rainy day fund. The 2006 budget had closed an estimated $4 billion deficit. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending. Governor Pataki's $111 billion budget proposal for fiscal year 2007 (which began April 1) includes an estimated $840 million in tax cuts and applies the $2 billion surplus from 2006 toward out-year gaps. The Legislature has not yet approved the 2007 budget, which currently does not include any money for compliance with a court order on school funding.

Preliminary February 2006 employment numbers reflect a 1% increase from February 2005 levels. New York ranks fifth highest among all states in per capita income. Economic growth is disproportionately stronger in downstate New York, while the upstate economy remains lackluster.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield New York Insured Fund, Inc. had net annualized yields of 5.68% and 5.86%, based on a period-end per share net asset value of $14.02 and a per share market price of $13.60, respectively, and $.395 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.19%, based on a change in per share net asset value from $14.26 to $14.02, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +1.68% average return of the Lipper New York Insured Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) The portfolio tended to be slightly longer durationthan its Lipper peers. Because the municipal yield curve has maintained its positive slope, the Fund has looked to enhance yield by favoring the long end of curve, where we also perceived greater liquidity and long-term performance potential. Our focus on longer-dated bonds was a positive as they outperformed shorter-term issues; however, the longer overall duration made the portfolio more susceptible to interest rate risk as rates rose late in the period. Also detracting from Fund results somewhat were a number of bond calls, including some housing bonds and higher-coupon, lower-rated issues that had been booked in the portfolio at attractive yields. Nevertheless, the Fund continued to earn an above-average distribution rate, allowing us to continue providing shareholders with an attractive level of tax-exempt income.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

The two resounding themes during the period centered on tax-exempt bonds' outperformance of their taxable counterparts and, contributing to the strong performance, the limited new issuance in the municipal market. In New York, new issuance was down 21% versus the same six-month period a year ago. The reduced supply, combined with strong demand, meant heightened prices and strong relative performance on the part of municipal bonds, but it also limited our ability to restructure and diversify the portfolio to the extent that we would have liked, as there were few new names from which to choose.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


Nevertheless, we were able to add two new issues to the portfolio. The first was bonds of a Puerto Rico convention center, a newcomer to the market with credit enhancement from insurer CIFG. This purchase allowed us to diversify the portfolio somewhat, an especially important consideration in a single state fund, and afforded us the valuable liquidity inherent in Puerto Rico debt. The fact that the bonds came with insurance was particularly beneficial, as we had been looking to reduce exposure to uninsured Puerto Rico credits in favor of insured bonds. Overall, we reduced exposure to BBB-rated Puerto Rico paper from 5.1% of net assets to 1% and increased our AAA exposure from 87.7% to 89.7%, thereby maintaining our desired allocation to the Puerto Rico market. The other new addition to the portfolio was bonds issued for the rehabilitation and expansion of the Jacob Javitz Convention Center in New York City. Overall, the new issues we purchased were 30-year bonds and had both 5% and 4.5% coupons.

Also during the period, we sought to execute some tax loss swaps when yields backed up and attractive opportunities presented themselves. This was somewhat of a challenge given the limited supply. Overall, we aimed to balance our desire to maintain an attractive yield with our goal of enhancing the portfolio's total return potential.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: 2.98% for Series A, 2.74% for Series B, 2.89% for Series C, 2.73% for Series D, 3.14% for Series E and 2.92% for Series F. The Fed raised the short-term interest rate target another 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower interest rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.46% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 70 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

In terms of duration (that is, sensitivity to interest rate risk), the Fund ended the period neutral to slightly long relative to its New York insured peers. With the most recent interest rate hike on May 10, 2006, which brought the federal funds rate to 5%, the central bank appears prepared to shift gears from its "measured" program of interest rate hikes to a more data dependant policy. Fed Chairman Ben Bernanke, in an effort to avoid overtightening, has indicated some willingness to observe the economy's reaction to the two-year interest rate-hiking campaign and refine monetary policy later as conditions dictate.

With that, we would expect to see value restored in the intermediate part of the curve, which had suffered the most as the yield curve flattened during the monetary tightening campaign, and a more moderate rally in the longer end. Based on this scenario, we are targeting the intermediate to long maturity range, essentially 20 years - 30 years. We expect new municipal supply to remain fairly muted, creating a positive technical environment that should allow municipal bonds to continue outperforming Treasury issues in the months ahead. We continue to look for opportunities to diversify the Fund while also seeking to balance yield and total return potential in the portfolio.


Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
MuniYield Arizona Fund, Inc.


Walter C. O'Connor, CFA
Vice President and Portfolio Manager
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.


Robert D. Sneeden
Vice President and Portfolio Manager
MuniYield Florida Fund


Fred K. Stuebe
Vice President and Portfolio Manager
MuniYield Michigan Insured Fund II, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
MuniYield New York Insured Fund, Inc.


May 23, 2006



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Portfolio Information



Quality Profiles as of April 30, 2006


                                               Percent of
MuniYield Arizona Fund, Inc.                     Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           52.3%
AA/Aa                                              7.8
A/A                                               13.6
BBB/Baa                                           20.8
BB/Ba                                              2.0
NR (Not Rated)                                     3.5
Other*                                             0.0**

 * Includes portfolio holdings in short-term investments.

** Amount is less than 0.1%.



                                               Percent of
MuniYield California Fund, Inc.                  Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           75.1%
AA/Aa                                              5.5
A/A                                               10.5
BBB/Baa                                            4.5
NR (Not Rated)                                     1.1
Other*                                             3.3

 * Includes portfolio holdings in short-term investments.



                                               Percent of
MuniYield California Insured Fund, Inc.          Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           94.6%
AA/Aa                                              1.4
A/A                                                2.0
Other*                                             2.0

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



                                               Percent of
MuniYield Florida Fund                           Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           77.1%
AA/Aa                                              2.5
A/A                                                6.7
BBB/Baa                                            9.7
NR (Not Rated)                                     2.3
Other*                                             1.7

* Includes portfolio holdings in variable rate demand notes and short-term investments.



                                               Percent of
MuniYield Michigan Insured Fund II, Inc.         Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           86.7%
AA/Aa                                              4.6
A/A                                                4.9
BBB/Baa                                            3.1
Other*                                             0.7

* Includes portfolio holdings in short-term investments.



                                               Percent of
MuniYield New York Insured Fund, Inc.            Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           89.7%
AA/Aa                                              1.4
A/A                                                5.9
BBB/Baa                                            1.0
Other*                                             2.0

* Includes portfolio holdings in variable rate demand notes and short-term investments.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                            MuniYield Arizona Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Arizona--140.4%

 $ 1,000  Arizona Educational Loan Marketing Corporation,
          Educational Loan Revenue Refunding Bonds, AMT,
          Junior Sub-Series, 6.30% due 12/01/2008                    $    1,016

   1,800  Arizona Health Facilities Authority, Hospital System
          Revenue Bonds (Phoenix Children's Hospital),
          Series A, 6.125% due 11/15/2022                                 1,870

   1,785  Arizona Health Facilities Authority Revenue Bonds
          (Catholic Healthcare West), Series A, 6.625%
          due 7/01/2020                                                   1,973

   4,335  Arizona State University Revenue Bonds, DRIVERS,
          Series 270, 6.863% due 7/01/2021 (e)(k)                         5,099

          Arizona Student Loan Acquisition Authority,
          Student Loan Revenue Refunding Bonds, AMT:
   3,285       Junior Subordinated Series B-1, 6.15%
               due 5/01/2029                                              3,484
   1,000       Senior Series A-1, 5.90% due 5/01/2024                     1,053

          Arizona Tourism and Sports Authority, Tax
          Revenue Bonds:
   1,000       (Baseball Training Facilities Project), 5%
               due 7/01/2016                                              1,012
   2,000       (Multi-Purpose Stadium Facility), Series A,
               5.375% due 7/01/2023 (b)                                   2,132

   1,000  Cottonwood, Arizona, Senior Lien Water System
          Revenue Bonds, 5% due 7/01/2035 (m)                             1,026

          Downtown Phoenix Hotel Corporation, Arizona,
          Revenue Bonds (e):
   1,250       Senior Series A, 5.25% due 7/01/2025                       1,330
   1,500       Senior Series A, 5% due 7/01/2036                          1,535
   1,500       Sub-Series B, 5% due 7/01/2036                             1,535

   3,000  Greater Arizona Development Authority,
          Infrastructure Revenue Bonds, Series B, 5%
          due 8/01/2030 (b)                                               3,096

          Maricopa County, Arizona, Hospital Revenue
          Refunding Bonds (Sun Health Corporation):
   1,670       6.125% due 4/01/2007 (i)                                   1,738
     735       6.125% due 4/01/2018                                         759

   1,000  Maricopa County, Arizona, IDA, Education Revenue
          Bonds (Arizona Charter Schools Project 1), Series A,
          6.625% due 7/01/2020                                              996



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Arizona (continued)

 $ 1,000  Maricopa County, Arizona, IDA, Health Facilities
          Revenue Bonds (Mayo Clinic), 5% due 11/15/2036             $    1,021

   2,400  Maricopa County, Arizona, IDA, Hospital Facility
          Revenue Refunding Bonds (Samaritan Health
          Services), Series A, 7% due 12/01/2016 (b)(d)                   2,898

   2,000  Maricopa County, Arizona, IDA, M/F Housing
          Revenue Bonds (Place Five and Greenery
          Apartments), Series A, 6.625% due 1/01/2027 (d)                 2,137

   1,000  Maricopa County, Arizona, Peoria Unified School
          District Number 11, GO, Second Series, 5%
          due 7/01/2025 (e)                                               1,042

   1,485  Maricopa County, Arizona, Pollution Control
          Corporation, PCR, Refunding (Public Service
          Company of New Mexico Project), Series A, 6.30%
          due 12/01/2026                                                  1,542

   2,250  Maricopa County, Arizona, Public Finance
          Corporation, Lease Revenue Bonds, RIB, Series 511X,
          6.93% due 7/01/2014 (a)(k)                                      2,584

   1,825  Maricopa County, Arizona, Scottsdale Unified School
          District Number 48, GO, 6.60% due 7/01/2012                     2,095

     500  Maricopa County, Arizona, Tempe Elementary
          Unified School District Number 3, GO, Refunding,
          7.50% due 7/01/2010 (e)                                           570

   1,000  Maricopa County, Arizona, Unified School District
          Number 090, School Improvement, GO (Saddle
          Mountain), Series A, 5% due 7/01/2014                           1,020

   1,000  Mesa, Arizona, IDA Revenue Bonds (Discovery Health
          Systems), Series A, 5.625% due 1/01/2010 (b)(i)                 1,070

   1,000  Nogales Arizona Municipal Development Authority,
          Inc. Revenue Bonds, 5% due 6/01/2030 (a)                        1,026

   4,500  Northern Arizona University System Revenue Bonds,
          5.50% due 6/01/2034 (e)                                         4,856

          Phoenix, Arizona, Civic Improvement Corporation,
          Excise Tax Revenue Bonds (Civic Plaza Expansion
          Project), Sub-Series A (e):
   2,500       5% due 7/01/2030                                           2,583
   2,000       5% due 7/01/2035                                           2,059



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
ROLS      Reset Option Long Securities
S/F       Single-Family
VRDN      Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)                MuniYield Arizona Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Arizona (continued)

          Phoenix, Arizona, Civic Improvement Corporation,
          Water System Revenue Refunding Bonds,
          Junior Lien:
 $ 2,500       5.50% due 7/01/2020 (e)                               $    2,683
   2,000       5% due 7/01/2029 (b)                                       2,070

          Pima County, Arizona, IDA, Education Revenue
          Bonds (Arizona Charter Schools Project), Series C:
     750       6.70% due 7/01/2021                                          789
   1,000       6.75% due 7/01/2031                                        1,042

   1,000  Pima County, Arizona, IDA, Education Revenue
          Refunding Bonds (Arizona Charter Schools
          Project II), Series A, 6.75% due 7/01/2021                      1,054

   1,000  Pima County, Arizona, IDA, Revenue Refunding
          Bonds (Health Partners), Series A, 5.625%
          due 4/01/2014 (b)                                               1,034

     280  Pima County, Arizona, IDA, S/F Mortgage Revenue
          Refunding Bonds, AMT, Series A-1, 6.20%
          due 11/01/2030 (f)(g)                                             291

   3,050  Pima County, Arizona, Unified School District
          Number 1, Tucson, GO, Refunding, 7.50%
          due 7/01/2009 (e)                                               3,385

          Pinal County, Arizona, COP:
   1,250       5% due 12/01/2026                                          1,268
   1,250       5% due 12/01/2029                                          1,259

   1,000  Pinal County, Arizona, IDA, Correctional Facilities
          Contract Revenue Bonds (Florence West Prison
          Project), Series A, 5.25% due 10/01/2023 (c)                    1,034

   2,250  Scottsdale, Arizona, IDA, Hospital Revenue
          Bonds (Scottsdale Healthcare), 5.80%
          due 12/01/2031                                                  2,379

          Scottsdale, Arizona, Municipal Property
          Corporation, Excise Tax Revenue Bonds:
   1,000       5% due 7/01/2029                                           1,037
   1,500       5% due 7/01/2030                                           1,557

   1,195  Show Low, Arizona, IDA, Hospital Revenue Bonds
          (Navapache Regional Medical Center), 5%
          due 12/01/2035 (j)                                              1,211

   1,500  South Campus Group LLC, Arizona Student
          Housing Revenue Bonds (Arizona State University
          South Campus Project), Series 2003, 5.625%
          due 9/01/2035 (b)                                               1,625

     425  Tucson and Pima County, Arizona, IDA, S/F
          Mortgage Revenue Refunding Bonds
          (Mortgage-Backed Securities Program), AMT,
          Series A-1, 6% due 7/01/2021 (f)(g)                               429



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Arizona (concluded)

 $ 1,000  Tucson, Arizona, IDA, Senior Living Facilities
          Revenue Bonds (Christian Care Tucson Inc.
          Project), Series A, 6.125% due 7/01/2024 (j)               $    1,078

   1,105  University of Arizona, COP, Refunding, Series A,
          5.125% due 6/01/2029 (a)                                        1,144

   2,000  University of Arizona, COP, Series B, 5%
          due 6/01/2028 (a)                                               2,047

          Vistancia Community Facilities District,
          Arizona, GO:
   1,275       6.75% due 7/15/2022                                        1,358
     750       5.75% due 7/15/2024                                          756

     500  Watson Road Community Facilities District,
          Arizona, Special Assessment Revenue Bonds, 6%
          due 7/01/2030                                                     496

   2,000  Yavapai County, Arizona, IDA, Hospital Facility
          Revenue Bonds (Yavapai Regional Medical Center),
          Series A, 6% due 8/01/2033                                      2,114


Guam--1.6%

   1,000  Guam Government Waterworks Authority, Water
          and Wastewater System, Revenue Refunding Bonds,
          5.875% due 7/01/2035                                            1,045


Puerto Rico--19.9%

     500  Puerto Rico Commonwealth, GO, Refunding, RITR,
          Class R, Series 3, 7.409% due 7/01/2016 (b)(k)                    576

   1,700  Puerto Rico Commonwealth Highway and
          Transportation Authority, Transportation Revenue
          Bonds, Series G, 5% due 7/01/2033                               1,716

   2,000  Puerto Rico Commonwealth, Public Improvement,
          GO, Series A, 5.125% due 7/01/2031                              2,026

          Puerto Rico Electric Power Authority, Power
          Revenue Bonds:
   1,000       Series II, 5.25% due 7/01/2031                             1,035
   1,500       Series NN, 5.125% due 7/01/2029                            1,541
   1,000       Series NN, 5% due 7/01/2032 (b)                            1,032

   1,500  Puerto Rico Industrial, Tourist, Educational,
          Medical and Environmental Control Facilities
          Revenue Bonds (Cogeneration Facility--AES
          Puerto Rico Project), AMT, 6.625%
          due 6/01/2026                                                   1,638

   2,000  Puerto Rico Public Buildings Authority, Government
          Facilities Revenue Refunding Bonds, Series I, 5.25%
          due 7/01/2033                                                   2,075



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)                MuniYield Arizona Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Puerto Rico (concluded)

 $ 1,000  Puerto Rico Public Finance Corporation,
          Commonwealth Appropriation Revenue Bonds,
          Series E, 5.50% due 8/01/2029                              $    1,048

          Total Municipal Bonds
          (Cost--$100,014)--161.9%                                      103,029



                                                                 (In Thousands)

  Shares
    Held  Short-Term Securities                                         Value

       1  CMA Arizona Municipal Money Fund,
          3.07% (h)(l)                                                $       1

          Total Short-Term Securities (Cost--$1)--0.0%                        1

Total Investments (Cost--$100,015*)--161.9%                             103,030
Other Assets Less Liabilities--1.5%                                         939
Preferred Stock, at Redemption Value--(63.4%)                          (40,321)
                                                                      ---------
Net Assets Applicable to Common Stock--100.0%                         $  63,648
                                                                      =========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       100,024
                                                    ===============
    Gross unrealized appreciation                   $         3,324
    Gross unrealized depreciation                             (318)
                                                    ---------------
    Net unrealized appreciation                     $         3,006
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) ACA Insured.

(d) Escrowed to maturity.

(e) FGIC Insured.

(f) FHLMC Collateralized.

(g) FNMA/GNMA Collateralized.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Arizona Municipal Money Fund            (1,606)          $11


(i) Prerefunded.

(j) Radian Insured.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) Represents the current yield as of 4/30/2006.

(m) XL Capital Insured.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                         MuniYield California Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California--150.6%

 $ 1,730  ABAG Finance Authority for Nonprofit Corporations,
          California, Revenue Refunding Bonds (Redwood
          Senior Homes and Services), 6% due 11/15/2022              $    1,852

   4,500  Anaheim, California, Public Financing Authority
          Revenue Bonds, RIB, Series 1304, 5.97%
          due 10/01/2031 (d)(h)                                           4,722

   3,975  Antioch Area Public Facilities Financing Agency,
          California, Special Tax (Community Facilities District
          Number 1989-1), 5.70% due 8/01/2009 (a)(f)                      4,262

   2,820  Arcata, California, Joint Powers Financing
          Authority, Tax Allocation Revenue Refunding Bonds
          (Community Development Project Loan), Series A,
          6% due 8/01/2023 (a)                                            2,821

   2,500  Bakersfield, California, COP, Refunding
          (Convention Center Expansion Project), 5.80%
          due 4/01/2007 (b)(f)                                            2,574

   3,500  Bay Area Toll Authority, California, Toll Bridge
          Revenue Refunding Bonds (San Francisco Bay Area),
          Series F, 5% due 4/01/2031                                      3,619

          California Health Facilities Financing Authority
          Revenue Bonds:
   2,075       (California--Nevada Methodist Homes), 5%
               due 7/01/2036                                              2,100
   5,000       (Kaiser Permanente), RIB, Series 26, 6.89%
               due 6/01/2022 (d)(h)                                       5,525

   1,490  California Health Facilities Financing Authority,
          Revenue Refunding Bonds (Pomona Valley Hospital
          Medical Center), Series A, 5.625% due 7/01/2019 (b)             1,549

   4,990  California Infrastructure and Economic Development
          Bank Revenue Bonds (J. David Gladstone Institute
          Project), 5.50% due 10/01/2022                                  5,237

   3,000  California Pollution Control Financing Authority, Solid
          Waste Disposal Revenue Bonds (Waste Management
          Inc. Project), AMT, Series A-2, 5.40% due 4/01/2025             3,095

   6,435  California Pollution Control Financing Authority, Solid
          Waste Disposal Revenue Refunding Bonds (Waste
          Management Inc. Project), AMT, Series A, 5%
          due 1/01/2022                                                   6,435

      60  California Rural Home Mortgage Finance Authority,
          S/F Mortgage Revenue Bonds (Mortgage-Backed
          Securities Program), AMT, Series B, 6.15%
          due 6/01/2020 (c)                                                  60

   5,000  California State Department of Water Resources
          Revenue Bonds (Central Valley Project), 5.25%
          due 7/01/2022                                                   5,165

          California State, GO, Refunding:
   3,790       5.75% due 5/01/2010 (f)                                    4,097
   2,000       5.25% due 2/01/2030                                        2,068
   4,210       5.75% due 5/01/2030                                        4,490
   2,785       (Veterans), AMT, Series BJ, 5.70% due 12/01/2032           2,848



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

          California State Public Works Board, Lease Revenue
          Bonds:
 $ 2,000       (California State University), Series C, 5.40%
               due 10/01/2022 (b)                                    $    2,080
   5,000       (Department of Corrections), Series C, 5.50%
               due 6/01/2023                                              5,368
   6,645       (Department of Health Services), Series A, 5.75%
               due 11/01/2009 (b)(f)                                      7,156
  17,000       (Various Community College Projects), Series A,
               5.625% due 3/01/2016 (a)                                  17,365

          California State, Various Purpose, GO:
   4,730       5.50% due 4/01/2030                                        5,117
   6,850       5.50% due 11/01/2033                                       7,370

   5,250  California Statewide Communities Development
          Authority, COP (John Muir/Mount Diablo Health
          System), 5.125% due 8/15/2022 (b)                               5,429

          California Statewide Communities Development
          Authority, Health Facility Revenue Bonds (Memorial
          Health Services), Series A:
   3,270       6% due 10/01/2023                                          3,551
   3,000       5.50% due 10/01/2033                                       3,104

   2,380  California Statewide Communities Development
          Authority, Water Revenue Bonds (Pooled Financing
          Program), Series C, 5.25% due 10/01/2028 (d)                    2,507

   2,000  Chino Basin, California, Regional Financing Authority
          Revenue Bonds (Inland Empire Utility Agency Sewer
          Project), 5.75% due 11/01/2009 (b)(f)                           2,157

   5,105  Contra Costa, California, Community College District,
          GO, ROLS, Series II-R-548X, 8% due 8/01/2030 (d)(h)             5,424

   2,705  Contra Costa County, California, Public Financing
          Lease Revenue Refunding Bonds (Various Capital
          Facilities), Series A, 5.30% due 8/01/2020 (b)                  2,810

   4,780  Corona, California, Department of Water and Power,
          COP, 5% due 9/01/2035 (b)                                       4,902

   3,750  Cucamonga, California, County Water District, COP,
          5.125% due 9/01/2035 (e)                                        3,874

   2,500  Davis, California, Joint Unified School District,
          Community Facilities District, Special Tax Refunding
          Bonds, Number 1, 5.50% due 8/15/2021 (b)                        2,538

   2,120  Eastern Municipal Water District, California, Water
          and Sewer Revenue Bonds, COP, Series A, 5%
          due 7/01/2032 (b)                                               2,180

   4,000  Fremont, California, Unified School District, Alameda
          County, GO (Election of 2002), Series B, 5%
          due 8/01/2030 (d)                                               4,138

   4,650  Golden State Tobacco Securitization Corporation of
          California, Tobacco Settlement Revenue Bonds,
          Series A-4, 7.80% due 6/01/2042                                 5,514



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)             MuniYield California Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

 $ 5,595  Grossmont-Cuyamaca Community College District,
          California, GO (Election of 2002), Series B, 5%
          due 8/01/2029 (e)                                          $    5,787

   5,025  Indio, California, Water Authority, Water Enterprise
          Revenue Bonds, 5.125% due 4/01/2030 (a)                         5,266

          Industry, California, Urban Development
          Agency, Tax Allocation Refunding Bonds
          (Civic-Recreational-Industrial Redevelopment
          Project Number 1) (b):
   5,000       5.50% due 5/01/2020                                        5,162
  14,915       5.50% due 5/01/2021                                       15,409

   3,010  La Quinta, California, Financing Authority, Local
          Agency Tax Allocation and Revenue Refunding Bonds,
          ROLS, Series II-R-412X, 6.332% due 9/01/2034 (a)(h)             3,226

   2,000  Los Angeles, California, COP (Sonnenblick Del Rio
          West Los Angeles), 6.20% due 11/01/2031 (a)                     2,204

          Los Angeles, California, Harbor Department Revenue
          Bonds AMT:
   4,000       RITR, Series RI-7, 8.255% due 11/01/2026 (b)(h)            4,177
   2,000       Series B, 6% due 8/01/2015                                 2,031
   6,000       Series B, 5.375% due 11/01/2023                            6,096

   7,000  Los Angeles, California, Wastewater System Revenue
          Bonds, Series A, 5% due 6/01/2008 (e)(f)                        7,265

   4,500  Los Angeles, California, Wastewater System,
          Revenue Refunding Bonds, Subordinate Series A, 5%
          due 6/01/2027 (b)                                               4,632

   3,780  Los Angeles County, California, Metropolitan
          Transportation Authority, Sales Tax Revenue Refunding
          Bonds, Proposition A, First Tier Senior Series A, 5%
          due 7/01/2027 (a)                                               3,918

   5,000  Los Angeles County, California, Public Works
          Financing Authority, Lease Revenue Bonds (Multiple
          Capital Facilities Project VI), Series A, 5.625%
          due 5/01/2010 (a)(f)                                            5,364

   3,735  Los Angeles County, California, Public Works Financing
          Authority, Lease Revenue Refunding Bonds (Master
          Refunding Project), Series A, 5% due 12/01/2028 (b)             3,853

          Los Angeles County, California, Sanitation Districts
          Financing Authority, Revenue Refunding Bonds
          (Capital Projects--District Number 14),
          Sub-Series B (e):
   2,805       5% due 10/01/2025                                          2,920
   2,550       5% due 10/01/2030                                          2,639

   1,000  Metropolitan Water District of Southern California,
          Waterworks Revenue Bonds, Series A, 5%
          due 7/01/2030 (d)                                               1,034

   8,705  Modesto, California, Wastewater Treatment Facilities
          Revenue Bonds, 5.625% due 11/01/2007 (b)(f)                     9,049

   7,570  Morgan Hill, California, Unified School District, GO,
          5% due 8/01/2026 (e)(k)                                         2,789



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

 $ 1,750  North City-West, California, School Facilities
          Financing Authority, Special Tax Refunding Bonds,
          Series B, 5.75% due 9/01/2015 (d)                          $    1,796

          Oakland, California, Alameda County Unified School
          District, GO (b):
   4,240       (Election of 2000), 5% due 8/01/2027                       4,382
   3,290       Series F, 5.50% due 8/01/2017                              3,496
   3,770       Series F, 5.50% due 8/01/2018                              4,005

          Oakland, California, Joint Powers Financing Authority,
          Lease Revenue Bonds (Oakland Administration
          Buildings) (a)(f):
  11,395       5.75% due 8/01/2006                                       11,682
   2,000       5.90% due 8/01/2006                                        2,051

   5,250  Orange County, California, Sanitation District, COP,
          5% due 2/01/2033 (e)                                            5,375

   3,000  Oxnard, California, Financing Authority,
          Wastewater Revenue Bonds (Redwood Trunk
          Sewer and Headworks Projects), Series A,
          5.25% due 6/01/2034 (e)                                         3,165

   1,000  Palm Springs, California, Financing Authority, Lease
          Revenue Refunding Bonds (Convention Center
          Project), Series A, 5.50% due 11/01/2035 (b)                    1,090

   2,000  Peralta, California, Community College District, GO
          (Election of 2000), Series D, 5% due 8/01/2030 (d)              2,069

   1,750  Pleasant Valley, California, School District, Ventura
          County, GO, Series C, 5.75% due 8/01/2025 (b)(g)                1,860

   2,255  Pomona, California, Public Financing Authority
          Revenue Refunding Bonds (Merged Redevelopment
          Project), Series A1, 5.75% due 2/01/2034                        2,355

  10,600  Port of Oakland, California, Port Revenue Refunding
          Bonds, Series I, 5.40% due 11/01/2017 (b)                      11,063

   5,807  Port of Oakland, California, RIB, Refunding, AMT,
          Series 717X, 6.68% due 11/01/2027 (e)(h)                        6,393

   4,315  Rancho Cucamonga, California, Redevelopment
          Agency, Tax Allocation Refunding Bonds (Rancho
          Redevelopment Project), 5.25% due 9/01/2020 (d)                 4,520

   2,345  Richmond, California, Redevelopment Agency, Tax
          Allocation, Refunding Bonds (Harbour Redevelopment
          Project), Series A, 5.50% due 7/01/2018 (b)                     2,470

   5,000  Sacramento, California, Municipal Utility District,
          Electric Revenue Refunding Bonds, Series L, 5.125%
          due 7/01/2022 (b)                                               5,167

          Sacramento, California, Municipal Utility District
          Financing Authority, Revenue Bonds (b):
   2,500       (Consumers Project), 5.125% due 7/01/2029                  2,624
   8,000       DRIVERS, Series 1237Z, 6.139%
               due 1/01/2014 (h)                                          8,795



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)             MuniYield California Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

          Sacramento County, California, Sanitation District
          Financing Authority, Revenue Refunding Bonds:
 $ 6,775       (County Sanitation District Number 1), 5%
               due 8/01/2035 (b)                                      $   7,008
   3,455       Series A, 5.60% due 12/01/2017                             3,493

  10,100  San Bernardino, California, City Unified School
          District, GO, Refunding, Series A, 5.875%
          due 8/01/2009 (e)(f)                                           10,882

   3,000  San Bernardino, California, Joint Powers Financing
          Authority, Lease Revenue Bonds (Department
          of Transportation Lease), Series A, 5.50%
          due 12/01/2020 (b)                                              3,064

   4,000  San Bernardino County, California, Redevelopment
          Agency, Tax Allocation Refunding Bonds (San
          Sevaine Redevelopment Project), Series A, 5%
          due 9/01/2035 (i)                                               4,065

   8,000  San Diego, California, Certificates of Undivided
          Interest, Revenue Bonds, ROLS, Series II-R-551X, 8%
          due 8/01/2024 (e)(h)                                            8,515

   1,665  San Diego, California, Community College District, GO
          (Election of 2002), 5% due 5/01/2030 (d)                        1,721

   3,600  San Diego, California, Unified School District, GO
          (Election of 1998), Series F, 5% due 7/01/2029 (d)              3,712

   5,010  San Diego County, California, Water Authority, Water
          Revenue Bonds, COP, Series A, 5% due 5/01/2031 (d)              5,149

          San Francisco, California, Bay Area Rapid Transit
          District, Sales Tax Revenue Refunding Bonds (b):
   2,715       RIB, Series 1318-X, 5.97% due 7/01/2034 (h)                2,902
   6,000       Series A, 5% due 7/01/2030                                 6,205

   1,720  San Francisco, California, City and County Educational
          Facilities, GO (Community College), Series A, 5.75%
          due 6/15/2019                                                   1,821

   1,310  San Francisco, California, City and County Zoo
          Facilities, GO, Series B, 5.75% due 6/15/2019                   1,387

   4,615  San Jose, California, Airport Revenue Bonds, Series D,
          5% due 3/01/2028 (b)                                            4,738

          San Jose-Evergreen, California, Community College
          District, Capital Appreciation, GO (Election of 2004),
          Refunding, Series A (b)(k):
  10,005       5.12% due 9/01/2023                                        4,171
   5,000       5.33% due 9/01/2028                                        1,561

   5,000  San Juan, California, Unified School District, GO
          (Election of 2002), 5% due 8/01/2028 (b)                        5,147

   5,040  San Ysidro, California, School District, Capital
          Appreciation, GO (Election of 1997), Series D,
          5.249% due 8/01/2027 (e)(k)                                     1,758



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

 $ 2,020  Santa Clara, California, Unified School District, GO,
          5.50% due 7/01/2021 (e)                                     $   2,156

   3,500  Santa Clara County, California, Housing Authority,
          M/F Housing Revenue Bonds (John Burns
          Gardens Apartments Project), AMT, Series A, 6%
          due 8/01/2041                                                   3,585

   1,170  Santa Clarita, California, Community College District,
          GO (Election 2001), 5% due 8/01/2028 (d)                        1,212

   8,315  Santa Monica, California, Community College District,
          GO (Election of 2002), Refunding, Series C, 5.07%
          due 8/01/2028 (b)(k)                                            2,639

   4,000  Santa Monica, California, Community College
          District, GO (Election of 2004), Series A, 5%
          due 5/01/2030 (b)                                               4,135

   4,000  Santa Monica, California, Redevelopment Agency,
          Tax Allocation Bonds (Earthquake Recovery
          Redevelopment Project), 6% due 7/01/2009 (a)(f)                 4,317

   2,500  Sequoia, California, Unified High School District, GO,
          Refunding, 5% due 7/01/2028 (d)                                 2,597

   6,875  Sonoma County, California, Junior College District,
          GO (Election 2002), Refunding, Series B, 5%
          due 8/01/2028 (d)                                               7,122

   2,265  South Bayside, California, Waste Management
          Authority, Waste System Revenue Bonds, 5.75%
          due 3/01/2020 (a)                                               2,424

   6,750  South Tahoe, California, Joint Powers Financing
          Authority, Revenue Refunding Bonds (South Tahoe
          Redevelopment Project Area Number 1), Series A, 5%
          due 10/01/2028 (a)                                              6,965

   1,600  Stockton, California, Public Financing Authority, Water
          Revenue Bonds (Water System Capital Improvement
          Projects), Series A, 5% due 10/01/2031 (b)                      1,655

   3,235  Taft, California, Public Financing Authority, Lease
          Revenue Bonds (Community Correctional Facility),
          Series A, 6.05% due 1/01/2017 (b)                               3,317

   1,310  Torrance, California, Hospital Revenue Refunding
          Bonds (Torrance Memorial Medical Center), Series A,
          6% due 6/01/2022                                                1,416

   4,245  University of California Revenue Bonds, ROLS,
          Series II-R-524, 6.088% due 5/15/2033 (d)(h)                    4,511

   1,000  Ventura, California, Unified School District,
          GO (Election of 1997), Series H, 5.125%
          due 8/01/2034 (d)                                               1,039

   3,990  Vernon, California, Electric System Revenue Bonds
          (Malburg Generating Station Project), 5.50%
          due 4/01/2008 (f)                                               4,132



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)             MuniYield California Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (concluded)

 $ 5,000  Vista, California, Joint Powers Financing Authority,
          Lease Revenue Refunding Bonds, 5.625%
          due 5/01/2016 (b)                                           $   5,190

   5,055  West Contra Costa, California, Unified School District,
          Capital Appreciation, GO (Election of 2002), Series C,
          4.849% due 8/01/2027 (e)(k)                                     1,755


Puerto Rico--4.1%

   2,140  Puerto Rico Commonwealth Highway and
          Transportation Authority, Highway Revenue Bonds,
          Series Y, 5.50% due 7/01/2006 (b)(f)                            2,179

          Puerto Rico Commonwealth Infrastructure Financing
          Authority, Special Tax and Capital Appreciation
          Revenue Bonds, Series A (e):
   9,750       4.66% due 7/01/2033                                        2,542
   9,375       4.77% due 7/01/2043                                        1,469

   6,500  Puerto Rico Electric Power Authority, Power Revenue
          Bonds, Series NN, 5.125% due 7/01/2029                          6,678



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

U.S. Virgin Islands--1.1%

 $ 3,000  Virgin Islands Government Refinery Facilities,
          Revenue Refunding Bonds (Hovensa Coker
          Project), AMT, 6.50% due 7/01/2021                          $   3,370

          Total Municipal Bonds
          (Cost--$473,830)--155.8%                                      485,986



  Shares
    Held  Short-Term Securities

  16,388  CMA California Municipal Money Fund,
          3.14% (j)(l)                                                   16,388

          Total Short-Term Securities
          (Cost--$16,388)--5.3%                                          16,388

Total Investments (Cost--$490,218*)--161.1%                             502,374
Liabilities in Excess of Other Assets--(4.9%)                          (15,354)
Preferred Stock, at Redemption Value--(56.2%)                         (175,134)
                                                                      ---------
Net Assets Applicable to Common Stock--100.0%                         $ 311,886
                                                                      =========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       490,154
                                                    ===============
    Gross unrealized appreciation                   $        15,077
    Gross unrealized depreciation                           (2,857)
                                                    ---------------
    Net unrealized appreciation                     $        12,220
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FNMA/GNMA Collateralized.

(d) FSA Insured.

(e) FGIC Insured.

(f) Prerefunded.

(g) Escrowed to maturity.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Radian Insured.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA California Municipal Money Fund          15,571          $65


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of 4/30/2006.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                 MuniYield California Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California--145.4%

 $ 7,000  ABAG Finance Authority for Nonprofit Corporations,
          California, COP (Children's Hospital Medical Center),
          6% due 12/01/2029 (a)                                       $   7,554

   2,350  Alameda, California, GO, 5% due 8/01/2033 (f)                   2,425

   5,665  Alhambra, California, Unified School District, GO
          (Election of 2004), Series A, 5% due 8/01/2029 (b)              5,860

   3,580  Anaheim, California, Public Financing Authority,
          Electric System Distribution Facilities Revenue Bonds,
          Series A, 5% due 10/01/2031 (e)                                 3,668

   2,400  Anaheim, California, Union High School District, GO
          (Election of 2002), 5% due 8/01/2027 (f)                        2,472

   3,675  Bakersfield, California, COP, Refunding (Convention
          Center Expansion Project), 5.80% due 4/01/2007 (f)(g)           3,783

     255  Bay Area Government Association, California, Tax
          Allocation Revenue Refunding Bonds (California
          Redevelopment Agency Pool), Series A, 6%
          due 12/15/2024 (e)                                                258

   2,700  Bay Area Toll Authority, California, Toll Bridge Revenue
          Refunding Bonds (San Francisco Bay Area), Series F,
          5% due 4/01/2031                                                2,792

   3,990  Brentwood, California, Infrastructure Refinancing
          Authority, Infrastructure Revenue Refunding Bonds,
          Series A, 5.20% due 9/02/2029 (e)                               4,146

          California Community College Financing Authority,
          Lease Revenue Bonds, Series A (f):
   3,215       5.95% due 12/01/2022                                       3,498
   1,100       6% due 12/01/2029                                          1,199

   5,000  California Educational Facilities Authority Revenue
          Bonds (University of San Diego), Series A, 5.50%
          due 10/01/2032                                                  5,298

  11,565  California Educational Facilities Authority, Student
          Loan Revenue Bonds (CalEdge Loan Program), AMT,
          5.55% due 4/01/2028 (a)                                        11,953

          California HFA, Home Mortgage Revenue Bonds,
          VRDN (i):
   5,700       AMT, Series B, 3.75% due 8/01/2033 (e)                     5,700
   9,700       Series F, 3.68% due 2/01/2033 (a)                          9,700

   2,750  California Health Facilities Financing Authority
          Revenue Bonds (Kaiser Permanente), Series A, 5.50%
          due 6/01/2022 (e)(j)                                            2,894

          California Rural Home Mortgage Finance Authority,
          S/F Mortgage Revenue Bonds (Mortgage-Backed
          Securities Program), AMT (d):
     550       Series A, 6.35% due 12/01/2029 (c)                           558
     235       Series B, 6.25% due 12/01/2031                               235

  12,680  California State Department of Veteran Affairs, Home
          Purpose Revenue Refunding Bonds, Series A, 5.35%
          due 12/01/2027 (a)                                             13,389

     860  California State, GO, 6.25% due 10/01/2019 (f)(g)                 869

          California State, GO, Refunding:
   9,935       DRIVERS, AMT, Series 239, 7.263%
               due 12/01/2032 (a)(h)                                     10,453
   3,000       Series BX, 5.50% due 12/01/2031 (e)                        3,034



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

 $ 4,530  California State Public Works Board, Lease Revenue
          Bonds (Department of Corrections--Ten
          Administrative Segregation Housing Units), Series A,
          5.25% due 3/01/2020 (a)                                     $   4,753

  16,675  California State Public Works Board, Lease Revenue
          Refunding Bonds (Department of Corrections),
          Series B, 5.625% due 11/01/2016 (f)                            17,163

   2,660  California State University, Systemwide Revenue
          Bonds, Series A, 5.375% due 11/01/2018 (b)                      2,868

   2,720  California State University, Systemwide
          Revenue Refunding Bonds, Series A, 5.125%
          due 11/01/2026 (a)                                              2,824

   5,950  California State, Various Purpose, GO, 5.50%
          due 11/01/2033                                                  6,401

   4,100  California Statewide Communities Development
          Authority, COP (Kaiser Permanente), 5.30%
          due 12/01/2015 (e)(j)                                           4,194

   3,685  California Statewide Communities Development
          Authority, Health Facility Revenue Bonds (Memorial
          Health Services), Series A, 6% due 10/01/2023                   4,001

   8,155  Calleguas-Las Virgenes, California, Public Financing
          Authority Revenue Bonds (Calleguas Municipal Water
          District Project), Series A, 5% due 7/01/2033 (f)               8,347

   7,000  Capistrano, California, Unified School District,
          Community Facility District, Special Tax Refunding
          Bonds, 5% due 9/01/2029 (b)                                     7,200

          Ceres, California, Redevelopment Agency, Tax
          Allocation Bonds (Ceres Redevelopment Project Area
          Number 1) (f):
   4,600       5.75% due 11/01/2030                                       5,005
   4,000       5% due 11/01/2033                                          4,115

   6,000  Chaffey, California, Union High School District, GO,
          Series C, 5.375% due 5/01/2023 (e)                              6,412

   5,910  Chula Vista, California, Elementary School District,
          COP, 5% due 9/01/2029 (f)                                       6,068

   2,540  Coalinga, California, Redevelopment Agency Tax
          Allocation Bonds, 5.90% due 9/15/2025 (f)                       2,808

   2,000  Compton, California, Unified School District, GO
          (Election of 2002), Series B, 5% due 6/01/2029 (f)              2,062

   4,135  Contra Costa, California, Water District, Water Revenue
          Refunding Bonds, Series L, 5% due 10/01/2032 (e)                4,236

  12,180  Contra Costa County, California, COP, Refunding
          (Merrithew Memorial Hospital Project), 5.375%
          due 11/01/2017 (f)                                             12,691

   8,500  Corona, California, COP (Clearwater Cogeneration
          Project), 5% due 9/01/2028 (f)                                  8,720

   2,000  Coronado, California, Community Development
          Agency, Tax Allocation Bonds (Coronado Community
          Development Project), 5.60% due 9/01/2030 (f)                   2,146

   5,000  East Bay Municipal Utility District, California, Water
          System Revenue Bonds, RIB, Series 1317-X, 5.97%
          due 6/01/2035 (f)(h)                                            5,317



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)     MuniYield California Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

 $ 9,045  El Monte, California, Unified School District, GO
          (Election of 2002), Series B, 5% due 3/01/2029 (f)          $   9,345

   2,500  Fontana, California, Public Financing Authority,
          Subordinate Lien Tax Allocation Revenue Bonds
          (North Fontana Redevelopment Project), Series A, 5%
          due 10/01/2022 (a)                                              2,603

          Fremont, California, Unified School District, Alameda
          County, GO:
   6,000       (Election of 2002), Series B, 5%
               due 8/01/2030 (e)                                          6,206
  10,755       Series A, 5.50% due 8/01/2026 (b)                         11,571

   4,295  Fresno, California, Joint Powers Financing
          Authority, Lease Revenue Bonds, Series A, 5.75%
          due 6/01/2026 (e)                                               4,647

   6,930  Fullerton, California, Public Financing Authority, Tax
          Allocation Revenue Bonds, 5% due 9/01/2027 (a)                  7,149

   4,390  Glendale, California, Electric Revenue Bonds, 5%
          due 2/01/2032 (f)                                               4,490

          Glendora, California, Unified School District, GO
          (Election of 2005), Series A (f):
   1,350       5% due 8/01/2027                                           1,402
   2,700       5.25% due 8/01/2030                                        2,885

   3,810  Hercules, California, Redevelopment Agency, Tax
          Allocation Refunding Bonds (Hercules Merged Project
          Area), 5% due 8/01/2029 (a)                                     3,912

   5,000  Hesperia, California, Community Redevelopment
          Agency, Tax Allocation Bonds, Series A, 5%
          due 9/01/2025 (k)                                               5,162

   5,000  Irvine, California, Unified School District Financing
          Authority, Special Tax Bonds, Series A, 5%
          due 9/01/2034 (a)                                               5,128

   2,500  La Quinta, California, Financing Authority,
          Local Agency Revenue Bonds, Series A, 5.25%
          due 9/01/2024 (a)                                               2,656

   3,050  Little Lake, California, City School District, GO,
          Refunding, 5.50% due 7/01/2025 (e)                              3,349

  10,260  Lodi, California, Unified School District, GO
          (Election of 2002), 5% due 8/01/2029 (e)                       10,548

   6,825  Long Beach, California, Bond Finance Authority
          Revenue Bonds (Redevelopment, Housing
          and Gas Utility Financings), Series A-1, 5%
          due 8/01/2030 (a)                                               7,008

   7,575  Long Beach, California, Harbor Revenue Bonds, RIB,
          AMT, Series 786-X, 6.68% due 5/15/2024 (h)                      8,185

   2,735  Long Beach, California, Harbor Revenue Refunding
          Bonds, AMT, Series A, 5% due 5/15/2022 (f)                      2,821

  10,000  Los Angeles, California, Community Redevelopment
          Agency, Community Redevelopment Financing
          Authority Revenue Bonds (Bunker Hill Project),
          Series A, 5% due 12/01/2027 (e)                                10,295



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

          Los Angeles, California, Department of Airports,
          Airport Revenue Bonds (b):
 $   290       (Los Angeles International Airport), AMT, Series D,
               5.625% due 5/15/2012                                   $     292
   2,500       (Ontario International Airport), AMT, Series A, 6%
               due 5/15/2017                                              2,529
   5,275       Series A, 5.25% due 5/15/2019                              5,571

          Los Angeles, California, Harbor Department Revenue
          Bonds, AMT (f)(h):
   7,365       RIB, Series 349, 8.38% due 11/01/2026                      7,690
   7,000       Trust Receipts, Class R, Series 7, 8.389%
               due 11/01/2026                                             7,309

          Los Angeles, California, Unified School District, GO:
   2,880       (Election of 2004), Series C, 5% due 7/01/2027 (b)         2,975
   5,000       (Election of 2004), Series F, 5% due 7/01/2030 (b)         5,194
   7,000       Series E, 5% due 7/01/2030 (a)                             7,239

   5,000  Los Angeles, California, Water and Power Revenue
          Bonds (Power System), Sub-Series A-1, 5%
          due 7/01/2031 (e)                                               5,167

          Los Angeles, California, Water and Power Revenue
          Refunding Bonds (f):
   8,000       DRIVERS, Series 1302Z, 5.889%
               due 1/01/2012 (h)                                          8,475
   3,165       (Power System), Series A-A-2, 5.375%
               due 7/01/2021                                              3,363

          Los Angeles County, California, Metropolitan
          Transportation Authority, Sales Tax Revenue
          Refunding Bonds:
   5,240       Proposition A, First Tier Senior Series A, 5%
               due 7/01/2027 (a)                                          5,431
   6,500       Proposition A, First Tier Senior Series A, 5%
               due 7/01/2035 (a)                                          6,722
   2,000       Proposition C, Second Tier Senior Series A,
               5.25% due 7/01/2030 (b)                                    2,101

   5,000  Los Angeles County, California, Public Works
          Financing Authority, Lease Revenue Refunding
          Bonds (Master Refunding Project), Series A, 5%
          due 12/01/2028 (f)                                              5,157

   3,000  Los Rios, California, Community College District, GO
          (Election of 2002), Series B, 5% due 8/01/2027 (f)              3,096

          Metropolitan Water District of Southern California,
          Waterworks Revenue Bonds:
   5,370       Series B-1, 5% due 10/01/2033 (b)                          5,517
   1,090       Series B-3, 5% due 10/01/2029 (f)                          1,125

   4,245  Nevada County, California, COP, Refunding, 5.25%
          due 10/01/2019 (f)                                              4,471

   2,000  New Haven, California, Unified School District, GO,
          Refunding, 5.75% due 8/01/2020 (e)                              2,195

   2,720  Oakland, California, GO (Measure DD), Series A, 5%
          due 1/15/2026 (f)                                               2,803

   2,000  Oakland, California, State Building Authority, Lease
          Revenue Bonds (Elihu M. Harris State Office Building),
          Series A, 5.50% due 4/01/2008 (a)(g)                            2,090



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)     MuniYield California Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

 $ 1,245  Orange County, California, Airport Revenue Refunding
          Bonds, AMT, 5.625% due 7/01/2012 (f)                        $   1,290

   6,360  Orange County, California, Public Financing Authority,
          Lease Revenue Refunding Bonds (Juvenile Justice
          Center Facility), 5.375% due 6/01/2018 (a)                      6,837

   5,000  Orange County, California, Recovery COP, Refunding,
          Series A, 6% due 7/01/2006 (f)(g)                               5,119

  10,000  Oxnard, California, Financing Authority, Wastewater
          Revenue Bonds (Redwood Trunk Sewer and Headworks
          Projects), Series A, 5.25% due 6/01/2034 (b)                   10,549

   9,645  Oxnard, California, Unified High School District, GO,
          Refunding, Series A, 6.20% due 8/01/2030 (f)                   11,102

   1,275  Palm Springs, California, Financing Authority, Lease
          Revenue Refunding Bonds (Convention Center Project),
          Series A, 5.50% due 11/01/2035 (f)                              1,389

   4,640  Palmdale, California, Water District Public Facility
          Corporation, COP, 5% due 10/01/2029 (b)                         4,762

          Placentia-Yorba Linda, California, Unified School
          District:
   5,000       COP, 5% due 10/01/2030 (b)                                 5,144
   5,000       GO (Election of 2002), Series C, 5%
               due 8/01/2029 (f)                                          5,172

          Port of Oakland, California, AMT (b)(h):
   9,520       RIB, Series 1192, 6.68% due 11/01/2027                    10,480
  10,000       RITR, Class R, Series 5, 7.424% due 11/01/2012            11,251

   7,500  Port of Oakland, California, Revenue Bonds, AMT,
          Series K, 5.75% due 11/01/2029 (b)                              7,927

   3,500  Rio Hondo, California, Community College District,
          GO, Series A, 5.25% due 8/01/2014 (f)(g)                        3,802

   3,000  Riverside, California, COP, 5% due 9/01/2028 (a)                3,078

          Riverside, California, Unified School District, GO
          (Election of 2001):
   6,000       Series A, 5.25% due 2/01/2023 (b)                          6,370
   7,515       Series B, 5% due 8/01/2030 (f)                             7,795

   4,500  Riverside County, California, Asset Leasing Corporation,
          Leasehold Revenue Refunding Bonds (Riverside County
          Hospital Project), Series B, 5.70% due 6/01/2016 (f)            4,978

   3,100  Roseville, California, Financing Authority, Senior
          Lien, Revenue Refunding Bonds, Series A, 5%
          due 9/01/2025 (a)                                               3,209

   2,565  Saddleback Valley, California, Unified School District,
          GO, 5% due 8/01/2029 (e)                                        2,645

   5,000  San Bernardino, California, City Unified School District,
          GO, Series A, 5% due 8/01/2028 (e)                              5,157

     490  San Bernardino County, California, S/F Home
          Mortgage Revenue Refunding Bonds, AMT, Series A-1,
          6.25% due 12/01/2031 (d)                                          491

  12,355  San Diego, California, Certificates of Undivided
          Interest, Revenue Bonds, ROLS, Series II-R-551X, 8%
          due 8/01/2024 (b)(h)                                           13,150

   2,665  San Diego, California, Community College District, GO
          (Election of 2002), 5% due 5/01/2030 (e)                        2,755



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

          San Diego County, California, COP (Salk Institute for
          Bio Studies) (f):
 $ 3,570       5.75% due 7/01/2022                                    $   3,874
   5,200       5.75% due 7/01/2031                                        5,647

          San Diego County, California, Water Authority, Water
          Revenue Bonds, COP, Series A (e):
   7,350       5% due 5/01/2030                                           7,559
  10,000       5% due 5/01/2031                                          10,277

          San Francisco, California, Bay Area Rapid Transit
          District, Sales Tax Revenue Refunding Bonds (f):
   5,250       RIB, Series 1318-X, 5.97% due 7/01/2034 (h)                5,612
   9,630       Series A, 5% due 7/01/2030                                 9,959

          San Francisco, California, City and County Airport
          Commission, International Airport Revenue Refunding
          Bonds, Second Series 28B (f):
   3,000       5.25% due 5/01/2023                                        3,171
   6,455       5.25% due 5/01/2024                                        6,823

          San Francisco, California, City and County Airport
          Commission, International Airport, Special Facilities
          Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
          Series A (e):
   1,000       6.10% due 1/01/2020                                        1,054
     985       6.125% due 1/01/2027                                       1,038

          San Francisco, California, Community College District,
          GO, Refunding, Series A (b):
   1,735       5.375% due 6/15/2019                                       1,860
   1,730       5.375% due 6/15/2020                                       1,855
   1,925       5.375% due 6/15/2021                                       2,054

   4,135  San Jose, California, Airport Revenue Bonds, Series D,
          5% due 3/01/2028 (f)                                            4,245

   5,700  San Jose, California, Financing Authority, Lease
          Revenue Refunding Bonds, DRIVERS, Series 1280Z,
          5.889% due 12/01/2010 (a)(h)                                    5,937

   3,650  San Jose, California, Redevelopment Agency, Tax
          Allocation Bonds, RIB, AMT, Series 149, 7.58%
          due 8/01/2027 (f)(h)                                            3,964

   4,250  San Juan, California, Unified School District, GO
          (Election of 2002), 5% due 8/01/2028 (f)                        4,375

   1,700  San Mateo County, California, Community College
          District, COP, 5% due 10/01/2014 (f)(g)                         1,745

   4,350  San Mateo County, California, Transit District,
          Sales Tax Revenue Refunding Bonds, Series A, 5%
          due 6/01/2029 (f)                                               4,491

   2,595  Santa Clara, California, Redevelopment Agency, Tax
          Allocation Bonds (Bayshore North Project), Series A,
          5.25% due 6/01/2019 (a)                                         2,721

   5,500  Santa Clara, California, Subordinated Electric Revenue
          Bonds, Series A, 5% due 7/01/2028 (f)                           5,660

   1,100  Santa Clara Valley, California, Water District,
          Water Utility System Revenue, Series A, 5.125%
          due 6/01/2031 (b)                                               1,142

          Santa Rosa, California, High School District, GO:
   3,000       5.375% due 8/01/2026 (e)                                   3,191
   2,500       (Election of 2002), 5% due 8/01/2028 (f)                   2,573



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)     MuniYield California Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (continued)

 $ 6,750  Shasta, California, Joint Powers Financing Authority,
          Lease Revenue Bonds (County Administration Building
          Project), Series A, 5% due 4/01/2033 (f)                   $    6,904

          South Tahoe, California, Joint Powers Financing
          Authority, Revenue Refunding Bonds (South Tahoe
          Redevelopment Project Area Number 1), Series A (e):
   1,645       5% due 10/01/2029                                          1,688
   5,830       5% due 10/01/2034                                          5,968

   5,000  Southern California Public Power Authority, Power
          Project Revenue Bonds (Magnolia Power Project),
          Series A-1, 5% due 7/01/2033 (a)                                5,133

   2,600  Stockton, California, Public Financing Authority, Water
          Revenue Bonds (Water System Capital Improvement
          Projects), Series A, 5% due 10/01/2031 (f)                      2,689

   1,055  Stockton, California, Public Financing Revenue
          Refunding Bonds, Series A, 5.875% due 9/02/2016 (e)             1,062

   2,315  Sweetwater, California, Union High School District,
          Public Financing Authority, Special Tax Revenue Bonds,
          Series A, 5% due 9/01/2029 (e)                                  2,377

   1,500  Tehachapi, California, COP, Refunding (Installment
          Sale), 5.75% due 11/01/2016 (e)                                 1,659

   6,000  Tracy, California, Community Development Agency,
          Tax Allocation Refunding Bonds, Series A, 5%
          due 3/01/2034 (a)                                               6,128

   3,000  Turlock, California, Public Finance Authority, Sewer
          Revenue Bonds, Series A, 5% due 9/15/2033 (b)                   3,082

          University of California Revenue Bonds:
   8,720       (Multiple Purpose Projects), Series Q, 5%
               due 9/01/2024 (e)                                          9,027
   6,110       (Multiple Purpose Projects), Series Q, 5%
               due 9/01/2033 (e)                                          6,287
   4,790       Series O, 5.125% due 9/01/2031 (b)                         4,944

   3,395  Ventura County, California, Community College
          District, GO, Refunding, Series A, 5% due 8/01/2027 (f)         3,497



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (concluded)

 $ 2,550  Vista, California, Unified School District, GO, Series B,
          5% due 8/01/2028 (b)                                       $    2,625

   2,185  Walnut, California, Public Financing Authority, Tax
          Allocation Revenue Bonds (Walnut Improvement
          Project), 5.375% due 9/01/2021 (a)                              2,325

   6,690  West Contra Costa, California, Unified School District,
          GO (Election of 2002), Series B, 5% due 8/01/2032 (e)           6,850


Puerto Rico--9.4%

  20,000  Puerto Rico Commonwealth Infrastructure Financing
          Authority, Special Tax and Capital Appreciation
          Revenue Bonds, Series A, 4.56% due 7/01/2029 (a)(m)             6,359

   8,410  Puerto Rico Commonwealth, Public Improvement,
          GO, 5.75% due 7/01/2010 (f)                                     9,057

  10,000  Puerto Rico Municipal Finance Agency, GO, RIB,
          Series 225, 7.41% due 8/01/2012 (e)(h)                         11,424

  20,000  Puerto Rico Public Finance Corporation,
          Commonwealth Appropriation Revenue Bonds,
          Series E, 5.75% due 2/01/2007 (g)                              20,312

          Total Municipal Bonds
          (Cost--$762,040)--154.8%                                      779,619



  Shares
    Held  Short-Term Securities

      36  CMA California Municipal Money Fund, 3.14% (l)(n)                  36

          Total Short-Term Securities
          (Cost--$36)--0.0%                                                  36

Total Investments (Cost--$762,076*)--154.8%                             779,655
Liabilities in Excess of Other Assets--(0.2%)                             (866)
Preferred Stock, at Redemption Value--(54.6%)                         (275,181)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  503,608
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       762,043
                                                    ===============
    Gross unrealized appreciation                   $        21,072
    Gross unrealized depreciation                           (3,460)
                                                    ---------------
    Net unrealized appreciation                     $        17,612
                                                    ===============


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHLMC Collateralized.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) Prerefunded.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) Escrowed to maturity.

(k) XL Capital Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA California Municipal Money Fund            29            $45


(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) Represents the current yield as of 4/30/2006.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                                  MuniYield Florida Fund

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

District of Columbia--0.5%

 $ 1,000  Metropolitan Washington Airports Authority, D.C.,
          Airport System Revenue Bonds, AMT, Series A, 5.25%
          due 10/01/2032 (f)                                          $   1,028


Florida--139.7%

   2,100  Alachua County, Florida, School Board, COP, 5.25%
          due 7/01/2029 (b)                                               2,212

   2,000  Beacon Tradeport Community Development District,
          Florida, Special Assessment Revenue Refunding
          Bonds (Commercial Project), Series A, 5.625%
          due 5/01/2032 (o)                                               2,144

   2,870  Broward County, Florida, Airport System Revenue
          Bonds, AMT, Series I, 5.75% due 10/01/2018 (b)                  3,091

          Broward County, Florida, Educational Facilities
          Authority Revenue Bonds (Nova Southeastern
          University):
   2,750       5% due 4/01/2031 (c)                                       2,837
   1,000       Series B, 5.625% due 4/01/2034                             1,030

          Citrus County, Florida, Hospital Board Revenue
          Refunding Bonds (Citrus Memorial Hospital):
   2,385       6.25% due 8/15/2023                                        2,567
   2,850       6.375% due 8/15/2032                                       3,060

   3,160  Collier County, Florida, IDA, IDR, Refunding (Southern
          States Utilities), AMT, 6.50% due 10/01/2025                    3,232

          Duval County, Florida, HFA, S/F Mortgage Revenue
          Refunding Bonds, AMT (i):
   1,370       5.40% due 10/01/2021                                       1,376
   2,310       5.85% due 10/01/2027 (m)                                   2,355

   1,000  Flagler County, Florida, School Board, COP, Series A,
          5% due 8/01/2024 (j)                                            1,034

     515  Florida Housing Finance Corporation, Homeowner
          Mortgage Revenue Refunding Bonds, AMT, Series 4,
          6.25% due 7/01/2022 (j)                                           526

          Florida Municipal Loan Council Revenue Bonds (m):
   1,580       Series A-1, 5.125% due 7/01/2034                           1,637
   4,250       Series B, 5.375% due 11/01/2030                            4,490

   1,220  Florida State Board of Education, Capital Outlay, GO,
          Public Education, Series A, 6% due 1/01/2010 (n)                1,324

   2,500  Florida State Board of Education, GO (Public
          Education Capital Outlay), Series J, 5% due 6/01/2031           2,575

   1,000  Florida State Board of Education, Lottery Revenue
          Bonds, Series A, 6% due 7/01/2014 (f)                           1,093

   1,000  Florida State Governmental Utility Authority, Utility
          Revenue Bonds (Lehigh Utility System), 5.125%
          due 10/01/2033 (b)                                              1,036

   1,075  Gainesville, Florida, Utilities System Revenue Bonds,
          Series A, 5.25% due 10/01/2022                                  1,145

   5,000  Hernando County, Florida, School Board, COP, 5%
          due 7/01/2035 (m)                                               5,151

   5,900  Highlands County, Florida, Health Facilities Authority,
          Hospital Revenue Bonds (Adventist Health System),
          Series A, 6% due 11/15/2011 (n)                                 6,559



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Florida (continued)

          Hillsborough County, Florida, Court Facilities Revenue
          Bonds (b)(n):
 $ 3,945       5.40% due 11/01/2007                                   $   4,081
   1,055       5.40% due 11/01/2012                                       1,146

          Hillsborough County, Florida, IDA, Exempt Facilities
          Revenue Bonds (National Gypsum Company), AMT:
   2,500       Series A, 7.125% due 4/01/2030                             2,759
   3,750       Series B, 7.125% due 4/01/2030                             4,138

   1,000  Hillsborough County, Florida, IDA, Hospital Revenue
          Bonds (H. Lee Moffitt Cancer Center Project), Series C,
          5.50% due 7/01/2032                                             1,024

   1,500  Hillsborough County, Florida, School Board, COP, 5%
          due 7/01/2029 (m)                                               1,537

   1,000  Jacksonville, Florida, Economic Development
          Commission, Health Care Facilities Revenue Bonds
          (Mayo Clinic--Jacksonville), Series A, 5.50%
          due 11/15/2036 (m)                                              1,072

          Jacksonville, Florida, Economic Development
          Commission, IDR (Metropolitan Parking Solutions
          Project), AMT (a):
   1,140       5.50% due 10/01/2030                                       1,188
   2,800       5.875% due 6/01/2031                                       3,011

   1,500  Jacksonville, Florida, Excise Taxes Revenue Bonds,
          Series B, 5.125% due 10/01/2032 (f)                             1,549

   2,315  Jacksonville, Florida, Guaranteed Entitlement
          Revenue Refunding and Improvement Bonds, 5.25%
          due 10/01/2032 (f)                                              2,427

   3,500  Lakeland, Florida, Hospital System Revenue Bonds
          (Lakeland Regional Health System), Series A, 5.50%
          due 11/15/2026 (m)                                              3,686

   3,375  Lee County, Florida, Capital Revenue Bonds, 5.25%
          due 10/01/2023 (b)                                              3,602

      40  Lee County, Florida, HFA, S/F Mortgage Revenue
          Bonds (Multi-County Program), AMT, Series A-1,
          7.125% due 3/01/2028 (i)                                           40

     200  Lee County, Florida, Hospital Board of Directors,
          Hospital Revenue Bonds (Memorial Health System),
          VRDN, Series A, 3.76% due 4/01/2025 (p)                           200

     125  Leon County, Florida, HFA, S/F Mortgage Revenue
          Bonds (Multi-County Program), AMT, Series B, 7.30%
          due 1/01/2028 (g)(k)                                              126

     155  Manatee County, Florida, HFA, S/F Mortgage Revenue
          Bonds, AMT, Sub-Series 2, 7.75% due 5/01/2026 (g)(k)              160

     235  Manatee County, Florida, HFA, S/F Mortgage Revenue
          Refunding Bonds, AMT, Sub-Series 1, 6.25%
          due 11/01/2028 (k)                                                239

   1,000  Marco Island, Florida, Utility System Revenue Bonds,
          5% due 10/01/2033 (m)                                           1,029

          Martin County, Florida, Health Facilities Authority,
          Hospital Revenue Bonds (Martin Memorial Medical
          Center), Series A:
   1,350       5.75% due 11/15/2022                                       1,435
   3,535       5.875% due 11/15/2032                                      3,747



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)                      MuniYield Florida Fund

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Florida (continued)

 $ 3,000  Miami Beach, Florida, Water and Sewer Revenue
          Bonds, 5.75% due 9/01/2025 (b)                              $   3,240

          Miami-Dade County, Florida, Aviation Revenue Bonds
          (Miami International Airport), AMT, Series A:
   4,300       6% due 10/01/2029 (f)                                      4,631
   4,335       5% due 10/01/2033 (j)                                      4,389
   1,650       5% due 10/01/2033 (f)                                      1,671

  10,040  Miami-Dade County, Florida, Aviation Revenue
          Refunding Bonds (Miami International Airport), AMT,
          Series A, 5% due 10/01/2038 (d)                                10,198

   1,750  Miami-Dade County, Florida, Educational Facilities
          Authority Revenue Bonds (University of Miami),
          Series A, 5.75% due 4/01/2029 (b)                               1,879

          Miami-Dade County, Florida, Expressway Authority,
          Toll System Revenue Bonds (f):
   8,000       DRIVERS, Series 160, 8.86%
               due 7/01/2010 (n)(q)                                       9,673
   4,750       Series B, 5% due 7/01/2033                                 4,891

     535  Miami-Dade County, Florida, HFA, Home Ownership
          Mortgage Revenue Refunding Bonds, AMT, Series A-1,
          6.30% due 10/01/2020 (i)                                          554

   3,300  Miami-Dade County, Florida, Health Facilities Authority,
          Hospital Revenue Refunding Bonds, DRIVERS,
          Series 208, 7.124% due 8/15/2017 (b)(q)                         3,772

          Miami-Dade County, Florida, School Board, COP:
   3,200       Series A, 5.50% due 10/01/2009 (j)(n)                      3,378
   1,250       Series A, 5% due 11/01/2022 (b)                            1,306
   3,500       Series A, 5% due 11/01/2026 (b)                            3,633
   2,500       Series B, 5% due 11/01/2031 (b)                            2,576

   2,800  Miami-Dade County, Florida, Solid Waste System
          Revenue Bonds, 5.25% due 10/01/2030 (m)                         2,977

          Orange County, Florida, Health Facilities Authority,
          Hospital Revenue Bonds:
   1,750       (Adventist Health System), 6.25% due 11/15/2024            1,915
   5,140       (Orlando Regional Healthcare), 6%
               due 12/01/2012 (n)                                         5,741

  10,500  Orange County, Florida, School Board, COP, Series A,
          5.25% due 8/01/2009 (m)(n)                                     11,071

   8,615  Orange County, Florida, Tourist Development, Tax
          Revenue Bonds, 5.50% due 10/01/2032 (b)                         9,193

          Orlando and Orange County, Florida, Expressway
          Authority Revenue Bonds, Series B (b):
   3,000       5% due 7/01/2030                                           3,084
  10,185       5% due 7/01/2035                                          10,456

   1,000  Orlando, Florida, Utilities Commission, Water and
          Electric Revenue Refunding Bonds, Series C, 5.25%
          due 10/01/2023                                                  1,059

   1,955  Osceola County, Florida, School Board, COP, Series A,
          5.25% due 6/01/2027 (b)                                         2,054

   1,760  Osceola County, Florida, Tourist Development Tax
          Revenue Bonds, Series A, 5.50% due 10/01/2027 (f)               1,885



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Florida (continued)

 $ 3,390  Palm Beach County, Florida, Criminal Justice Facilities
          Revenue Bonds, 7.20% due 6/01/2015 (f)                      $   4,153

   6,000  Palm Beach County, Florida, School Board, COP,
          Series A, 6.25% due 8/01/2010 (f)(n)                            6,631

   1,435  Palm Coast, Florida, Utility System Revenue Bonds,
          5% due 10/01/2027 (m)                                           1,475

          Peace River/Manasota Regional Water Supply
          Authority, Florida, Utility System Revenue Bonds,
          Series A (j):
   3,500       5% due 10/01/2025                                          3,644
   2,075       5% due 10/01/2030                                          2,147
   8,000       5% due 10/01/2035                                          8,267

          Pinellas County, Florida, HFA, S/F Housing Revenue
          Refunding Bonds (Multi-County Program), AMT,
          Series A-1 (i):
     485       6.30% due 9/01/2020                                          488
     735       6.35% due 9/01/2025                                          739

   3,000  Pinellas County, Florida, Health Facilities Authority
          Revenue Bonds (BayCare Health System Inc.), 5.75%
          due 5/15/2013 (n)                                               3,294

          Polk County, Florida, Public Facilities Revenue
          Bonds (m):
   1,300       5% due 12/01/2025                                          1,352
   1,480       5% due 12/01/2033                                          1,528

   4,385  Polk County, Florida, School Board COP, Master Lease,
          Series A, 5.50% due 1/01/2025 (j)                               4,681

   1,200  Port Everglades Authority, Florida, Port Revenue
          Bonds, 7.125% due 11/01/2016 (e)                                1,413

   1,215  Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
          due 9/01/2025 (m)                                               1,292

   1,325  Reedy Creek, Florida, Improvement District, Utilities
          Revenue Bonds, Series 1, 5% due 10/01/2021 (b)                  1,387

   1,900  Saint Johns County, Florida, Ponte Vedra Utility System
          Revenue Bonds, 5% due 10/01/2030 (j)                            1,966

          Saint Johns County, Florida, Sales Tax Revenue
          Bonds, (b):
   2,400       Series A, 5.25% due 10/01/2032                             2,535
   1,200       Series A, 5.25% due 10/01/2034                             1,268
   1,015       Series B, 5.25% due 10/01/2032                             1,072

   1,500  Santa Rosa County, Florida, School Board, COP,
          DRIVERS, Series 1293Z, 6.38% due 2/01/2014 (f)(q)               1,684

   1,000  Seminole County, Florida, Sales Tax Revenue Bonds,
          Series A, 5% due 10/01/2031 (m)                                 1,034

   4,250  South Broward, Florida, Hospital District
          Revenue Bonds, DRIVERS, Series 337, 7.129%
          due 5/01/2032 (m)(q)                                            4,906

          South Lake County, Florida, Hospital District Revenue
          Bonds (South Lake Hospital Inc.):
   1,000       5.80% due 10/01/2034                                       1,032
   1,150       6.375% due 10/01/2034                                      1,245

   2,800  Tallahassee, Florida, Energy System Revenue Bonds,
          5% due 10/01/2035 (m)                                           2,889



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)                      MuniYield Florida Fund

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Florida (concluded)

 $   500  Tamarac, Florida, Capital Improvement Revenue
          Bonds, 5% due 10/01/2030 (m)                                $     516

   5,000  Tampa Bay, Florida, Water Utility System Revenue
          Bonds, 5.75% due 10/01/2011 (f)(n)                              5,474

   3,235  University of Central Florida (UCF) Athletics
          Association Inc., COP, Series A, 5.25%
          due 10/01/2034 (f)                                              3,397

          Village Center Community Development District,
          Florida, Recreational Revenue Bonds, Series A (m):
   1,995       5.375% due 11/01/2034                                      2,142
   1,000       5.125% due 11/01/2036                                      1,042

   5,040  Village Center Community Development District,
          Florida, Utility Revenue Bonds, 5.125%
          due 10/01/2028 (m)                                              5,241

   1,000  Volusia County, Florida, IDA, Student Housing
          Revenue Bonds (Stetson University Project),
          Series A, 5% due 6/01/2035 (d)                                  1,032

   5,000  Volusia County, Florida, School Board, COP
          (Master Lease Program), 5.50%
          due 8/01/2024 (j)                                               5,292


Georgia--1.7%

   3,270  Atlanta, Georgia, Airport Passenger Facility Charge
          and Subordinate Lien General Revenue Refunding
          Bonds, Series C, 5% due 1/01/2033 (j)                           3,345


Maryland--0.7%

   1,375  Baltimore, Maryland, Convention Center Hotel
          Revenue Bonds, Senior Series A, 5.25%
          due 9/01/2039 (h)                                               1,451



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New Jersey--3.6%

          New Jersey EDA, Cigarette Tax Revenue Bonds:
 $ 3,500       5.50% due 6/15/2024                                    $   3,625
   1,735       5.75% due 6/15/2029                                        1,833
     505       5.50% due 6/15/2031                                          523

   1,000  Tobacco Settlement Financing Corporation of
          New Jersey, Asset-Backed Revenue Bonds, 7%
          due 6/01/2041                                                   1,131


Puerto Rico--4.0%

   2,000  Puerto Rico Public Buildings Authority, Government
          Facilities Revenue Refunding Bonds, Series I, 5%
          due 7/01/2036                                                   2,015

          Puerto Rico Public Finance Corporation,
          Commonwealth Appropriation Revenue Bonds,
          Series E:
   1,715       5.70% due 2/01/2010 (n)                                    1,832
   4,025       5.50% due 8/01/2029                                        4,220

          Total Municipal Bonds
          (Cost--$289,141)--150.2%                                      301,157



  Shares
    Held  Short-Term Securities

   5,335  CMA Florida Municipal Money Fund, 3.14% (l)(r)                  5,335

      10  Merrill Lynch Institutional Tax-Exempt Fund, 3.49% (l)(r)          10

          Total Short-Term Securities
          (Cost--$5,345)--2.7%                                            5,345

Total Investments (Cost--$294,486*)--152.9%                             306,502
Other Assets Less Liabilities--2.0%                                       4,038
Preferred Shares, at Redemption Value--(54.9%)                        (110,039)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  200,501
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)                      MuniYield Florida Fund

                                                                 (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       294,389
                                                    ===============
    Gross unrealized appreciation                   $        12,606
    Gross unrealized depreciation                             (493)
                                                    ---------------
    Net unrealized appreciation                     $        12,113
                                                    ===============


(a) ACA Insured.

(b) AMBAC Insured.

(c) Assured Guaranty Insured.

(d) CIFG Insured.

(e) Escrowed to maturity.

(f) FGIC Insured.

(g) FHLMC Collateralized.

(h) XL Capital Insured.

(i) FNMA/GNMA Collateralized.

(j) FSA Insured.

(k) GNMA Collateralized.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net          Dividend
    Affiliate                                     Activity        Income

    CMA Florida Municipal Money Fund               5,335           $36
    Merrill Lynch Institutional Tax-Exempt Fund    (490)            --*

      * Amount is less than $1,000.


(m) MBIA Insured.

(n) Prerefunded.

(o) Radian Insured.

(p) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(q) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(r) Represents the current yield as of 4/30/2006.

  o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Appreciation

    Pay a fixed rate of 3.976% and
    receive a floating rate based on a
    1-week Bond Market Association rate

    Broker, JPMorgan Chase Bank
    Expires May 2021                            $17,400        $    454

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                MuniYield Michigan Insured Fund II, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Michigan--147.6%

 $ 2,400  Adrian, Michigan, City School District, GO, 5%
          due 5/01/2034 (d)                                           $   2,464

          Anchor Bay, Michigan, School District, School Building
          and Site, GO (c)(f):
   2,000       Series I, 6% due 5/01/2009                                 2,127
   3,165       Series II, 5.75% due 5/01/2010                             3,398

   2,150  Bullock Creek, Michigan, School District, GO, 5.50%
          due 5/01/2010 (e)(f)                                            2,289

   1,000  Central Montcalm, Michigan, Public Schools, GO,
          5.75% due 5/01/2009 (e)(f)                                      1,057

   3,850  Charlotte, Michigan, Public School District, GO,
          5.375% due 5/01/2009 (c)(f)                                     4,027

   2,420  Delta County, Michigan, Economic Development
          Corporation, Environmental Improvement Revenue
          Refunding Bonds (Mead Westvaco--Escanaba),
          Series A, 6.25% due 4/15/2012 (f)                               2,722

          Detroit, Michigan, City School District (School Building
          and Site Improvement), GO, Series A (c)(f):
   2,000       5% due 5/01/2013                                           2,125
   1,480       5.375% due 5/01/2013                                       1,606

          Detroit, Michigan, Water Supply System Revenue
          Bonds:
   1,000       DRIVERS, Series 200, 5.75%
               due 7/01/2011 (c)(f)(g)                                    1,200
   4,600       Senior Lien, Series A, 5% due 7/01/2034 (e)                4,697
   2,000       Series B, 5.25% due 7/01/2032 (e)                          2,100
   4,400       Series B, 5% due 7/01/2034 (e)                             4,498

   2,500  Dickinson County, Michigan, Economic Development
          Corporation, Environmental Improvement Revenue
          Refunding Bonds (International Paper Company
          Project), Series A, 5.75% due 6/01/2016                         2,656

   2,170  Dickinson County, Michigan, Healthcare System,
          Hospital Revenue Refunding Bonds, 5.80%
          due 11/01/2024 (h)                                              2,265

          East Grand Rapids, Michigan, Public School District,
          GO (d)(f):
   1,610       5.75% due 5/01/2009                                        1,701
   6,300       6% due 5/01/2009                                           6,699

          Eaton Rapids, Michigan, Public Schools, School
          Building and Site, GO (d):
   2,000       5.25% due 5/01/2023                                        2,125
   1,000       5% due 5/01/2026                                           1,034
   1,250       5% due 5/01/2029                                           1,287

          Flint, Michigan, Hospital Building Authority, Revenue
          Refunding Bonds (Hurley Medical Center), Series A (h):
     385       5.375% due 7/01/2020                                         392
     775       6% due 7/01/2020                                             831

   1,800  Fowlerville, Michigan, Community Schools, School
          District, GO, 5% due 5/01/2030 (c)                              1,853

   3,650  Gibraltar, Michigan, School District, School Building
          and Site, GO, 5% due 5/01/2028 (c)                              3,762



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Michigan (continued)

          Grand Blanc, Michigan, Community Schools, GO (c):
 $ 1,000       5.625% due 5/01/2017                                   $   1,078
   1,000       5.625% due 5/01/2018                                       1,078
   1,100       5.625% due 5/01/2019                                       1,186

          Grand Rapids, Michigan, Building Authority Revenue
          Bonds, Series A (a):
     665       5.50% due 10/01/2012 (f)                                     725
     805       5.50% due 10/01/2018                                         867
     190       5.50% due 10/01/2019                                         205

   1,500  Grand Rapids, Michigan, Sanitation Sewer System
          Revenue Refunding and Improvement Bonds,
          Series A, 5.50% due 1/01/2022 (c)                               1,682

     225  Harper Woods, Michigan, City School District,
          School Building and Site, GO, Refunding, 5%
          due 5/01/2034 (c)                                                 231

   4,500  Hartland, Michigan, Consolidated School District, GO,
          6% due 5/01/2010 (c)(f)                                         4,871

   1,275  Haslett, Michigan, Public School District, Building and
          Site, GO, 5.625% due 11/01/2011 (e)(f)                          1,389

   2,000  Howell, Michigan, Public Schools, GO, 5.875%
          due 5/01/2009 (e)(f)                                            2,120

   2,660  Hudsonville, Michigan, Public Schools, School Building
          and Site, GO, 5% due 5/01/2029 (d)                              2,739

   3,975  Jackson, Michigan, Public Schools, GO, 5.375%
          due 5/01/2010 (c)(f)                                            4,213

   3,750  Kalamazoo, Michigan, Hospital Finance Authority,
          Hospital Facility Revenue Refunding Bonds (Bronson
          Methodist Hospital), 5.50% due 5/15/2008 (e)(f)                 3,914

   1,490  Kenowa Hills, Michigan, Public Schools, GO, Refunding,
          5% due 5/01/2025 (c)                                            1,548

   3,000  Kent, Michigan, Hospital Finance Authority Revenue
          Bonds (Spectrum Health), Series A, 5.50%
          due 7/15/2011 (e)(f)                                            3,259

   1,440  Ludington, Michigan, Area School District, GO, 5.25%
          due 5/01/2023 (e)                                               1,531

   1,125  Michigan Higher Education Facilities Authority, Limited
          Obligation Revenue Bonds (Hillsdale College Project),
          5% due 3/01/2035                                                1,135

   1,000  Michigan Higher Education Facilities Authority, Limited
          Obligation Revenue Refunding Bonds (Hope College),
          Series A, 5.90% due 4/01/2032                                   1,041

          Michigan Higher Education Facilities Authority Revenue
          Refunding Bonds (College for Creative Studies):
     550       5.85% due 12/01/2022                                         579
   1,000       5.90% due 12/01/2027                                       1,048

   3,000  Michigan Higher Education Student Loan Authority,
          Student Loan Revenue Bonds, AMT, Series XVII-B,
          5.40% due 6/01/2018 (a)                                         3,071

          Michigan State Building Authority Revenue Bonds
          (Facilities Program), Series II:
   1,185       4.67% due 10/15/2009 (a)(b)(j)                             1,036
   1,675       4.77% due 10/15/2010 (a)(b)(j)                             1,407
   2,675       GO, RIB, Series 481, 6.93% due 4/15/2009 (e)(g)            2,976



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)    MuniYield Michigan Insured Fund II, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Michigan (continued)

          Michigan State Building Authority, Revenue
          Refunding Bonds:
 $ 2,000       (Facilities Program), Series II, 5%
               due 10/15/2029 (e)                                     $   2,056
   5,000       (Facilities Program), Series II, 5%
               due 10/15/2033 (a)                                         5,164
   3,500       RIB, Series 517X, 6.93% due 10/15/2010 (d)(g)              4,042

          Michigan State COP:
   3,870    5.50% due 6/01/2010 (a)(f)                                    4,123
   5,380    RIB, Series 530, 7.43% due 9/01/2011 (e)(g)                   6,282

   1,500  Michigan State Comprehensive Transportation Revenue
          Refunding Bonds, Series A, 5.50% due 11/01/2018 (d)             1,606

     460  Michigan State, HDA, Rental Housing Revenue Bonds,
          AMT, Series A, 5.30% due 10/01/2037 (e)                           463

   1,000  Michigan State Hospital Finance Authority, Hospital
          Revenue Bonds (Mid-Michigan Obligation Group),
          Series A, 5.50% due 4/15/2018 (a)                               1,058

          Michigan State Hospital Finance Authority, Hospital
          Revenue Refunding Bonds:
   1,300       (Crittenton Hospital), Series A, 5.625%
               due 3/01/2027                                              1,368
   1,250       (Sparrow Obligation Group), 5.625%
               due 11/15/2031                                             1,293

   2,000  Michigan State Hospital Finance Authority Revenue
          Bonds (Mercy Health Services), Series R, 5.375%
          due 8/15/2026 (a)(b)                                            2,029

          Michigan State Hospital Finance Authority, Revenue
          Refunding Bonds:
   7,000       5% due 11/15/2036 (e)                                      7,169
   8,000       (Ascension Health Credit), Series A, 6.125%
               due 11/15/2009 (e)(f)                                      8,680
   3,760       (Ascension Health Credit), Series A, 6.25%
               due 11/15/2009 (e)(f)                                      4,095
   3,215       (Mercy Health Services), Series X, 6%
               due 8/15/2009 (e)(f)                                       3,475
   1,000       (Mercy-Mount Clemens), Series A, 6%
               due 5/15/2014 (e)                                          1,067
   2,000       (Mercy-Mount Clemens), Series A, 5.75%
               due 5/15/2029 (e)                                          2,111
   1,000       (Trinity Health Credit), Series C, 5.375%
               due 12/01/2023                                             1,042
   3,450       (Trinity Health Credit), Series C, 5.375%
               due 12/01/2030                                             3,594
   1,900       (Trinity Health Credit), Series D, 5% due 8/15/2034        1,932
   5,500       (Trinity Health), Series A, 6% due 12/01/2027 (a)          5,993

          Michigan State Strategic Fund, Limited Obligation
          Revenue Refunding Bonds:
   9,500       (Detroit Edison Company), AMT, Series A, 5.55%
               due 9/01/2029 (e)                                          9,945
   2,000       (Detroit Edison Company Fund--Pollution),
               Series AA, 6.95% due 5/01/2011 (c)                         2,269
   3,200       (Detroit Edison Pollution Control), Series C, 5.45%
               due 9/01/2029                                              3,272
   1,375       (Dow Chemical Company Project), AMT, 5.50%
               due 12/01/2028                                             1,457



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Michigan (continued)

 $ 2,700  Michigan State Trunk Line Fund Revenue Bonds, 5%
          due 9/01/2014 (c)(f)                                        $   2,873

   6,500  Monroe County, Michigan, Economic Development
          Corp., Limited Obligation Revenue Refunding Bonds
          (Detroit Edison Co. Project), Series AA, 6.95%
          due 9/01/2022 (c)                                               8,304

   1,200  New Lothrop, Michigan, Area Public Schools, School
          Building and Site, GO, 5% due 5/01/2035 (d)                     1,236

     600  Oak Park, Michigan, Street Improvement, GO, 5%
          due 5/01/2030 (e)                                                 621

   1,000  Plainwell, Michigan, Community Schools, School
          District, School Building and Site, GO, 5.50%
          due 11/01/2012 (d)(f)                                           1,088

   1,000  Pontiac, Michigan, Tax Increment Finance Authority,
          Revenue Refunding Bonds (Development Area
          Number 3), 5.375% due 6/01/2017 (h)                             1,038

   1,000  Reed, Michigan, City Public Schools, School Building
          and Site, GO, 5% due 5/01/2014 (d)(f)                           1,063

   1,900  Rochester, Michigan, Community School District, GO,
          Series II, 5.50% due 11/01/2011 (e)(f)                          2,059

   1,500  Romulus, Michigan, Community Schools, GO, 5.75%
          due 5/01/2009 (c)(f)                                            1,585

          Saginaw Valley State University, Michigan, General
          Revenue Refunding Bonds (c):
   1,450       5% due 7/01/2024                                           1,504
   1,000       5% due 7/01/2034                                           1,027

   6,500  Saint Clair County, Michigan, Economic Revenue
          Refunding Bonds (Detroit Edison Company), RIB,
          Series 282, 8.68% due 8/01/2024 (a)(g)                          7,436

   2,650  South Lyon, Michigan, Community Schools, GO,
          Series A, 5.75% due 5/01/2010 (e)(f)                            2,845

          Southfield, Michigan, Public Schools, School Building
          and Site, GO, Series A (d):
   1,950       5.25% due 5/01/2027                                        2,062
   1,000       5% due 5/01/2029                                           1,030

   1,000  Sparta, Michigan, Area Schools, School Building and
          Site, GO, 5% due 5/01/2030 (c)                                  1,029

   2,015  Sturgis, Michigan, Public School District, GO, Refunding,
          5% due 5/01/2030 (c)                                            2,080

   6,500  Wayne Charter County, Michigan, Airport Revenue
          Bonds (Detroit Metropolitan Wayne County), AMT,
          Series A, 5.375% due 12/01/2015 (e)                             6,741

   1,180  Wayne Charter County, Michigan, Detroit
          Metropolitan Airport, GO, Airport Hotel, Series A, 5%
          due 12/01/2030 (e)                                              1,211



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)    MuniYield Michigan Insured Fund II, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Michigan (concluded)

          Wayne County, Michigan, Airport Authority Revenue
          Bonds, AMT (e):
 $ 7,100       (Detroit Metropolitan Wayne County Airport), 5%
               due 12/01/2034                                         $   7,202
   4,090       DRIVERS, Series 1081-Z, 6.349%
               due 6/01/2013 (g)                                          4,502

   5,300  Wyoming, Michigan, Sewage Disposal System
          Revenue Bonds, 5% due 6/01/2030 (e)                             5,472

   1,330  Zeeland, Michigan, Public Schools, School Building
          and Site, GO, 5% due 5/01/2029 (e)                              1,370


Puerto Rico--6.3%

   3,000  Puerto Rico Commonwealth Highway and
          Transportation Authority, Transportation Revenue
          Refunding Bonds, Series K, 5% due 7/01/2040                     2,995

  11,700  Puerto Rico Commonwealth Infrastructure Financing
          Authority, Special Tax and Capital Appreciation
          Revenue Bonds, Series A, 4.66% due 7/01/2036 (a)(j)             2,604



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Puerto Rico (concluded)

          Puerto Rico Electric Power Authority, Power Revenue
          Bonds:
 $ 2,575       Series RR, 5% due 7/01/2035 (c)                        $   2,669
   2,270       Trust Receipts, Class R, Series 16 HH, 7.405%
               due 7/01/2013 (d)(g)                                       2,658

          Total Municipal Bonds
          (Cost--$252,941)--153.9%                                      265,733



  Shares
    Held  Short-Term Securities

   1,764  CMA Michigan Municipal Money Fund, 3.10% (i)(k)                 1,764

          Total Short-Term Securities
          (Cost--$1,764)--1.0%                                            1,764

Total Investments (Cost--$254,705*)--154.9%                             267,497
Other Assets Less Liabilities--2.5%                                       4,236
Preferred Stock, at Redemption Value--(57.4%)                          (99,046)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  172,687
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       254,537
                                                    ===============
    Gross unrealized appreciation                   $        13,872
    Gross unrealized depreciation                             (912)
                                                    ---------------
    Net unrealized appreciation                     $        12,960
                                                    ===============


(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) ACA Insured.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal Money Fund           (4,849)         $   41


(j) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(k) Represents the current yield as of 4/30/2006.

  o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 4.416% and
    receive a floating rate based on a
    1-week Bond Market Association rate

    Broker, JPMorgan Chase Bank
    Expires July 2026                            $6,800        $   (42)


    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                   MuniYield New York Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York--140.8%

 $23,790  Albany County, New York, Airport Authority, Airport
          Revenue Bonds, AMT, 6% due 12/15/2023 (c)                   $  24,998

          Buffalo, New York, School, GO, Series D (b):
   1,250       5.50% due 12/15/2014                                       1,353
   1,500       5.50% due 12/15/2016                                       1,627

   4,300  Buffalo, New York, Sewer Authority, Revenue
          Refunding Bonds, Series F, 6% due 7/01/2013 (b)                 4,829

   1,700  Dutchess County, New York, Resource Recovery
          Agency Revenue Bonds (Solid Waste System-Forward),
          Series A, 5.40% due 1/01/2013 (d)                               1,821

          Erie County, New York, IDA, School Facility Revenue
          Bonds (City of Buffalo Project) (c):
   1,900       5.75% due 5/01/2020                                        2,076
   5,250       5.75% due 5/01/2024                                        5,603

          Huntington, New York, GO, Refunding (a):
     485       5.50% due 4/15/2011                                          522
     460       5.50% due 4/15/2012                                          502
     455       5.50% due 4/15/2013                                          497
     450       5.50% due 4/15/2014                                          494
     450       5.50% due 4/15/2015                                          496

   1,675  Ilion, New York, Central School District, GO, Series B,
          5.50% due 6/15/2010 (b)                                         1,806

          Long Island Power Authority, New York, Electric
          System Revenue Bonds, Series A (a):
   7,000       5% due 9/01/2029                                           7,221
   8,500       5% due 9/01/2034                                           8,740

   3,000  Long Island Power Authority, New York, Electric
          System Revenue Refunding Bonds, Series B, 5%
          due 12/01/2035                                                  3,069

   2,000  Metropolitan Transportation Authority, New York,
          Commuter Facilities Revenue Bonds, Series A, 5.75%
          due 1/01/2008 (d)(e)                                            2,096

  10,000  Metropolitan Transportation Authority, New York,
          Commuter Facilities Revenue Refunding Bonds,
          Series B, 4.875% due 7/01/2018 (b)(h)                          10,303

          Metropolitan Transportation Authority, New York,
          Dedicated Tax Fund Revenue Bonds, Series A:
   5,000       5% due 11/15/2011 (b)(e)                                   5,319
   1,015       5% due 11/15/2032 (c)                                      1,040

  10,600  Metropolitan Transportation Authority, New York,
          Dedicated Tax Fund, Revenue Refunding Bonds,
          Series A, 5% due 11/15/2030 (d)                                10,873

          Metropolitan Transportation Authority, New York,
          Revenue Bonds:
   5,750       Series A, 5% due 11/15/2033 (a)                            5,935
   5,000       Series B, 5% due 11/15/2035 (d)                            5,157

          Metropolitan Transportation Authority, New York,
          Revenue Refunding Bonds:
  28,900       RIB, Series 724X, 7.45% due 11/15/2032 (c)(g)             34,236
   1,740       Series A, 5.125% due 11/15/2022 (b)                        1,828
  17,105       Series A, 5% due 11/15/2030 (c)                           17,520
   2,500       Series A, 5.25% due 11/15/2031 (b)                         2,630
   1,500       Series B, 5% due 11/15/2028 (d)                            1,545



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York (continued)

 $ 2,000  Metropolitan Transportation Authority, New York,
          Service Contract Revenue Refunding Bonds, Series A,
          5% due 7/01/2025 (b)                                        $   2,062

          Metropolitan Transportation Authority, New York,
          Transit Facilities Revenue Refunding Bonds,
          Series C (c)(e):
   2,885       5.125% due 1/01/2012                                       3,083
   1,640       5.125% due 7/01/2012                                       1,757

          Metropolitan Transportation Authority, New York,
          Transportation Revenue Bonds, Series A:
   2,545       5% due 11/15/2026 (c)                                      2,629
   3,000       5% due 11/15/2032 (b)                                      3,081

          Metropolitan Transportation Authority, New York,
          Transportation Revenue Refunding Bonds,
          Series F (d):
   6,235       5.25% due 11/15/2027                                       6,589
   5,000       5% due 11/15/2031                                          5,126

          Monroe County, New York, IDA Revenue Bonds
          (Southview Towers Project), AMT:
   1,400       6.125% due 2/01/2020                                       1,501
   1,125       6.25% due 2/01/2031                                        1,209

   1,160  Montgomery County, New York, IDA, Lease Revenue
          Bonds (Hamilton Fulton Montgomery Board of
          Cooperative Educational Services Project), Series A,
          5% due 7/01/2034 (l)                                            1,187

  10,830  Nassau Health Care Corporation, New York, Health
          System Revenue Bonds, 5.75% due 8/01/2009 (c)(e)               11,708

   1,500  New York City, New York, City Housing Development
          Corporation, M/F Housing Revenue Bonds, Series F-1,
          4.65% due 11/01/2025                                            1,487

   1,275  New York City, New York, City IDA, Civic Facility
          Revenue Refunding Bonds (Nightingale--Bamford
          School), 5.25% due 1/15/2018 (a)                                1,356

   7,710  New York City, New York, City IDA, IDR (Japan Airlines
          Company), AMT, 6% due 11/01/2015 (c)                            7,866

   7,970  New York City, New York, City IDA, Parking Facility
          Revenue Bonds (Royal Charter--New York
          Presbyterian), 5.75% due 12/15/2029 (c)                         8,780

   1,500  New York City, New York, City IDA, Special Facility
          Revenue Refunding Bonds (Terminal One Group
          Association Project), AMT, 5.50% due 1/01/2024                  1,574

     500  New York City, New York, City Municipal Water
          Finance Authority, Water and Sewer System,
          Crossover Revenue Refunding Bonds, Series F, 5%
          due 6/15/2029 (c)                                                 510

          New York City, New York, City Municipal Water Finance
          Authority, Water and Sewer System Revenue Bonds:
  12,500       RIB, Series 726X, 7.45% due 6/15/2027 (d)(g)              14,727
   2,850       Series A, 5.75% due 6/15/2009 (b)(e)                       3,046
  17,200       Series B, 5.75% due 6/15/2007 (d)(e)                      17,759



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)       MuniYield New York Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York (continued)

          New York City, New York, City Municipal Water
          Finance Authority, Water and Sewer System, Revenue
          Refunding Bonds:
 $ 5,000       5.50% due 6/15/2010 (d)(e)                             $   5,383
   1,250       Series A, 5.125% due 6/15/2034 (d)                         1,293
   5,500       Series A, 5% due 6/15/2035 (a)                             5,635
   7,015       Series B, 5.75% due 6/15/2026 (d)                          7,103
   4,000       Series B, 5% due 6/15/2036 (c)                             4,116
   4,700       VRDN, Series A, 3.67% due 6/15/2025 (b)(f)                 4,700
   5,200       VRDN, Series G, 3.70% due 6/15/2024 (b)(f)                 5,200

   1,020  New York City, New York, City Transit Authority,
          Metropolitan Transportation Authority, Triborough,
          COP, Series A, 5.625% due 1/01/2012 (a)                         1,093

          New York City, New York, City Transitional Finance
          Authority, Future Tax Secured Revenue Bonds:
   6,805       Series B, 6.25% due 5/15/2010 (b)(e)                       7,506
     800       Series B, 6.25% due 5/15/2010 (e)                            883
   1,260       Series C, 5.50% due 5/01/2009 (e)                          1,335
  16,195       Series C, 5% due 2/01/2033 (b)                            16,634
   2,500       Series E, 5.25% due 2/01/2022 (d)                          2,645

   3,000  New York City, New York, City Transitional Finance
          Authority, Future Tax Secured, Revenue Refunding
          Bonds, Series D, 5.25% due 2/01/2021 (d)                        3,174

   1,000  New York City, New York, City Transitional Finance
          Authority, Revenue Refunding Bonds, Series A, 5%
          due 11/15/2026 (b)                                              1,030

          New York City, New York, GO:
  11,043       RIB, Series 725X, 7.45% due 3/15/2027 (c)(g)              12,933
   3,000       Series A, 5.75% due 5/15/2010 (b)(e)                       3,254
   2,500       Series B, 5.75% due 8/01/2013 (d)                          2,708
   3,750       Series D, 5.25% due 10/15/2023                             3,944
   5,200       Series D, 5% due 11/01/2034                                5,298
   8,000       Series J, 5% due 5/15/2023                                 8,218
   9,500       Series M, 5% due 4/01/2035                                 9,685
   1,150       Sub-Series C-1, 5.25% due 8/15/2026                        1,210
   3,000       VRDN, Sub-Series A-6, 3.67%
               due 11/01/2026 (c)(f)                                      3,000

          New York City, New York, GO, Refunding:
     895       Series A, 6.375% due 5/15/2010 (b)(e)                        991
      70       Series B, 7% due 2/01/2018 (a)                                71
   3,100       VRDN, Series H, Sub-Series H-2, 3.70%
               due 8/01/2013 (d)(f)                                       3,100

   3,360  New York City, New York, IDA, Civic Facility Revenue
          Bonds (Ethical Culture Fieldston School Project),
          Sub-Series B-1, 4.50% due 6/01/2035 (l)                         3,264

          New York City, New York, Sales Tax Asset Receivable
          Corporation Revenue Bonds (a):
   6,500       DRIVERS, Series 1133Z, 6.379%
               due 10/15/2012 (g)                                         7,311
   3,000       Series A, 5% due 10/15/2029                                3,109
  24,200       Series A, 5% due 10/15/2032                               25,043
     400       Series A, 4.50% due 10/15/2033                               389

   4,250  New York City, New York, Trust for Cultural Resources,
          Revenue Refunding Bonds (American Museum of
          Natural History), Series A, 5% due 7/01/2036 (d)                4,385



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York (continued)

          New York Convention Center Development
          Corporation, New York, Revenue Bonds (a):
 $16,875       DRIVERS, Series 1247Z, 6.706%
               due 11/15/2013 (g)                                     $  17,881
   3,400       (Hotel Unit Fee Secured), 5% due 11/15/2035                3,501

   1,000  New York State Dormitory Authority, Consolidated
          Revenue Refunding Bonds (City University System),
          Series 1, 5.625% due 1/01/2008 (c)(e)                           1,051

          New York State Dormitory Authority Revenue Bonds:
   3,700       (Eger Health Care and Rehabilitation Center),
               6.10% due 8/01/2037 (i)                                    4,021
   1,500       (Long Island University), Series B, 5.25%
               due 9/01/2028 (k)                                          1,561
   2,000       (New School for Social Research), 5.75%
               due 7/01/2007 (d)(e)                                       2,087
   1,180       (New York State Rehabilitation Association),
               Series A, 5.25% due 7/01/2019 (j)                          1,243
   1,000       (New York State Rehabilitation Association),
               Series A, 5.125% due 7/01/2023 (j)                         1,035
   6,900       (School Districts Financing Program), Series E,
               5.75% due 10/01/2030 (d)                                   7,528
   1,000       Series B, 6.50% due 2/15/2011 (d)(h)                       1,122
   3,560       (State University Adult Facilities), Series B, 5.75%
               due 5/15/2010 (c)(e)                                       3,868
   1,780       (Upstate Community Colleges), Series A, 6%
               due 7/01/2010 (c)(e)                                       1,954

          New York State Dormitory Authority, Revenue
          Refunding Bonds:
   3,810       (City University System), Series C, 7.50%
               due 7/01/2010 (b)                                          4,111
   4,255       (Mental Health Services Facilities Improvement),
               Series A, 5.75% due 2/15/2007 (d)(e)                       4,409
   1,370       (School District Financing Program), Series I,
               5.75% due 10/01/2018 (d)                                   1,503
   6,000       (Siena College), 5.75% due 7/01/2007 (d)(e)                6,257

   4,500  New York State Dormitory Authority, State Personal
          Income Tax Revenue Bonds (Education), Series A, 5%
          due 3/15/2036                                                   4,645

          New York State Dormitory Authority, Supported Debt
          Revenue Bonds (Mental Health Facilities), Series B:
   1,570       5.25% due 2/15/2014 (e)                                    1,690
     270       5.25% due 2/15/2023                                          284

   1,000  New York State Dormitory Authority, Supported Debt
          Revenue Refunding Bonds (Department of Health),
          Series A, 5% due 7/01/2025 (j)                                  1,032

  14,250  New York State Energy Research and Development
          Authority, Gas Facilities Revenue Refunding Bonds
          (Brooklyn Union Gas Company/Keyspan), AMT,
          Series A, 4.70% due 2/01/2024 (b)                              14,112

   3,500  New York State Environmental Facilities Corporation,
          Special Obligation Revenue Refunding Bonds
          (Riverbank State Park), 6.25% due 4/01/2012 (a)                 3,930

   1,000  New York State, GO, Series A, 4% due 3/15/2022 (b)                948

     800  New York State Housing Finance Agency, State
          Personal Income Tax Revenue Bonds (Economic
          Development and Housing), Series A, 5%
          due 9/15/2023 (d)                                                 829


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)       MuniYield New York Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York (continued)

 $ 2,000  New York State Mortgage Agency, Homeowner
          Mortgage Revenue Bonds, AMT, Series 130, 4.80%
          due 10/01/2037                                              $   1,948

   9,530  New York State Mortgage Agency, Homeowner
          Mortgage Revenue Refunding Bonds, AMT, Series 67,
          5.80% due 10/01/2028 (d)                                        9,752

     335  New York State Mortgage Agency Revenue Bonds,
          DRIVERS, AMT, Series 295, 7.51% due 4/01/2030 (d)(g)              352

          New York State Municipal Bond Bank Agency, Special
          School Purpose Revenue Bonds, Series C:
   3,470       5.25% due 6/01/2019                                        3,654
   3,920       5.25% due 6/01/2020                                        4,099

   6,000  New York State Thruway Authority, General Revenue
          Bonds, Series F, 5% due 1/01/2030 (a)                           6,196

          New York State Thruway Authority, General Revenue
          Refunding Bonds, Series G (c):
   8,000       4.75% due 1/01/2029                                        8,047
  17,750       4.75% due 1/01/2030                                       17,828
   2,500       5% due 1/01/2030                                           2,589

   2,820  New York State Thruway Authority, Highway and
          Bridge Trust Fund Revenue Bonds, Series A, 6.25%
          due 4/01/2011 (c)                                               3,103

          New York State Thruway Authority, Local Highway and
          Bridge Service Contract Revenue Bonds (e):
   3,000       5.75% due 4/01/2010 (a)                                    3,249
   2,000       Series A-2, 5.375% due 4/01/2008 (d)                       2,080

   2,170  New York State Thruway Authority, Local Highway and
          Bridge Service Contract, Revenue Refunding Bonds,
          6% due 4/01/2007 (d)(e)                                         2,258

   3,045  New York State Thruway Authority, Second General
          Highway and Bridge Trust Fund Revenue Bonds,
          Series A, 5.25% due 4/01/2013 (d)(e)                            3,285

   1,455  New York State Thruway Authority, State Personal
          Income Tax, Transportation Revenue Refunding Bonds,
          Series A, 5% due 3/15/2024 (c)                                  1,514

          New York State Urban Development Corporation,
          Personal Income Tax Revenue Bonds:
   1,700       Series B, 5% due 3/15/2035                                 1,748
   4,750       Series C-1, 5% due 3/15/2013 (d)(e)                        5,052
   5,000       (State Facilities), Series A-1, 5% due 3/15/2029 (b)       5,151

   3,190  New York State Urban Development Corporation,
          Revenue Refunding Bonds (Correctional Capital
          Facilities), Series A, 6.50% due 1/01/2011 (c)                  3,554

   1,000  Niagara Falls, New York, City School District, COP,
          Refunding (High School Facility), 5% due 6/15/2028 (c)          1,027

   1,000  Niagara Falls, New York, GO (Water Treatment Plant),
          AMT, 7.25% due 11/01/2010 (d)                                   1,130

   2,705  Niagara, New York, Frontier Authority, Airport
          Revenue Bonds (Buffalo Niagara International
          Airport), Series B, 5.50% due 4/01/2019 (d)                     2,846

   1,260  North Country, New York, Development Authority,
          Solid Waste Management System, Revenue Refunding
          Bonds, 6% due 5/15/2015 (c)                                     1,399



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York (continued)

          North Hempstead, New York, GO, Refunding,
          Series B (b):
 $ 1,745       6.40% due 4/01/2013                                    $   1,996
     555       6.40% due 4/01/2017                                          655

   1,665  Oneida County, New York, IDA, Civic Facilities
          Revenue Bonds (Mohawk Valley), Series A, 5.20%
          due 2/01/2013 (c)                                               1,730

   2,500  Port Authority of New York and New Jersey,
          Consolidated Revenue Bonds, AMT, 137th Series,
          5.125% due 7/15/2030 (c)                                        2,583

   4,000  Port Authority of New York and New Jersey,
          Consolidated Revenue Refunding Bonds, AMT, 119th
          Series, 5.50% due 9/15/2016 (b)                                 4,063

  15,000  Port Authority of New York and New Jersey
          Revenue Refunding Bonds, AMT, 120th Series, 6%
          due 10/15/2032 (d)                                             15,593

          Port Authority of New York and New Jersey, Special
          Obligation Revenue Bonds, AMT (d):
   1,750       DRIVERS, Series 192, 7.343% due 12/01/2025 (g)             1,848
   5,080       DRIVERS, Series 278, 7.343% due 12/01/2022 (g)             5,555
  14,750       (JFK International Air Terminal), Series 6, 6.25%
               due 12/01/2010                                            16,010
   7,175       (JFK International Air Terminal LLC), Series 6,
               6.25% due 12/01/2011                                       7,877
   4,425       (Special Project--JFK International Air Terminal),
               Series 6, 6.25% due 12/01/2013                             4,926
   7,380       (Special Project--JFK International Air Terminal),
               Series 6, 6.25% due 12/01/2014                             8,276

   1,255  Rensselaer County, New York, IDA, Civic Facility
          Revenue Bonds (Rensselaer Polytechnic Institute),
          Series B, 5.50% due 8/01/2022 (a)                               1,329

   4,625  Suffolk County, New York, IDA, IDR (Keyspan--Port
          Jefferson), AMT, 5.25% due 6/01/2027                            4,729

          Suffolk County, New York, IDA, Solid Waste Disposal
          Facility, Revenue Refunding Bonds (Ogden Martin
          System Huntington Project), AMT (a):
   8,530       6% due 10/01/2010                                          9,253
   9,170       6.15% due 10/01/2011                                      10,134
   6,470       6.25% due 10/01/2012                                       7,262

   2,250  Suffolk County, New York, Public Improvement, GO,
          Series B, 4.50% due 11/01/2024 (d)                              2,225

   1,155  Suffolk County, New York, Water Authority, Waterworks
          Revenue Bonds, Series C, 4.50% due 6/01/2029 (d)                1,131

          Tobacco Settlement Financing Corporation of New
          York Revenue Bonds:
   5,000       Series A-1, 5.25% due 6/01/2020 (a)                        5,288
   5,000       Series A-1, 5.25% due 6/01/2021 (a)                        5,281
   2,000       Series A-1, 5.25% due 6/01/2022 (a)                        2,110
   2,000       Series C-1, 5.50% due 6/01/2021                            2,139
   1,900       Series C-1, 5.50% due 6/01/2022                            2,027



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)       MuniYield New York Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York (concluded)

 $ 2,305  Triborough Bridge and Tunnel Authority, New York,
          General Purpose Revenue Refunding Bonds, Series Y,
          6% due 1/01/2012 (d)(h)                                     $   2,506

          Triborough Bridge and Tunnel Authority, New York,
          Revenue Refunding Bonds (d):
   7,000       5.25% due 11/15/2023                                       7,430
  19,675       5% due 11/15/2032                                         20,160
   2,265       Series A, 5% due 1/01/2012 (e)                             2,406
   1,500       Series B, 5% due 11/15/2032                                1,537

          Triborough Bridge and Tunnel Authority, New York,
          Subordinate Revenue Bonds:
   2,465       5% due 11/15/2028 (a)                                      2,540
   6,000       Series A, 5.25% due 11/15/2030 (d)                         6,317

   2,010  Yonkers, New York, GO, Series A, 5.75%
          due 10/01/2010 (b)                                              2,196


Guam--0.8%

          A.B. Won Guam International Airport Authority,
          General Revenue Refunding Bonds, AMT, Series C (d):
   2,240       5.25% due 10/01/2021                                       2,329
   2,050       5.25% due 10/01/2022                                       2,131


Puerto Rico--11.9%

          Puerto Rico Commonwealth Highway and
          Transportation Authority, Transportation Revenue Bonds:
   2,265       Series G, 5.25% due 7/01/2019 (b)                          2,421
   1,000       Series G, 5.25% due 7/01/2021 (b)                          1,066
   1,250       Trust Receipts, Class R, Series B, 7.659%
               due 7/01/2035 (d)(g)                                       1,477

          Puerto Rico Commonwealth Highway and
          Transportation Authority, Transportation Revenue
          Refunding Bonds:
   3,000       Series D, 5.75% due 7/01/2012 (e)                          3,310
   2,000       Series K, 5% due 7/01/2035 (n)                             2,065
   4,000       Series L, 5.25% due 7/01/2041 (j)                          4,355



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Puerto Rico (concluded)

          Puerto Rico Commonwealth Infrastructure Financing
          Authority, Special Tax and Capital Appreciation
          Revenue Bonds, Series A (o):
 $22,030       4.62% due 7/01/2031 (b)                                $   6,336
   3,900       4.67% due 7/01/2035 (a)                                      916
   8,000       4.77% due 7/01/2043 (a)                                    1,253

   4,500  Puerto Rico Commonwealth Infrastructure Financing
          Authority, Special Tax Revenue Bonds, Series B, 5%
          due 7/01/2041 (j)                                               4,613

   7,480  Puerto Rico Commonwealth, Public Improvement,
          GO, Series A, 5.25% due 7/01/2020                               7,783

          Puerto Rico Convention Center District Authority,
          Hotel Occupancy Tax Revenue Bonds, Series A:
   4,000       5% due 7/01/2031 (a)                                       4,162
   3,400       4.50% due 7/01/2036 (j)                                    3,301

          Puerto Rico Electric Power Authority, Power Revenue
          Bonds:
   4,750       Series NN, 5.125% due 7/01/2029                            4,880
   7,315       Series RR, 5% due 7/01/2029 (j)                            7,565
   7,095       Series RR, 5% due 7/01/2030 (l)                            7,337

          Puerto Rico Public Finance Corporation,
          Commonwealth Appropriation Revenue Bonds, Series E:
   2,300       5.50% due 2/01/2012 (e)                                    2,493
     700       5.50% due 8/01/2029                                          734

          Total Municipal Bonds
          (Cost--$826,890)--153.5%                                      848,918



  Shares
    Held  Short-Term Securities

     722  CMA New York Municipal Money Fund, 3.10% (m)(p)                   722

          Total Short-Term Securities
          (Cost--$722)--0.1%                                                722

Total Investments (Cost--$827,612*)--153.6%                             849,640
Other Assets Less Liabilities--1.4%                                       7,515
Preferred Stock, at Redemption Value--(55.0%)                         (304,216)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  552,939
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       827,707
                                                    ===============
    Gross unrealized appreciation                   $        25,639
    Gross unrealized depreciation                           (3,706)
                                                    ---------------
    Net unrealized appreciation                     $        21,933
                                                    ===============


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) Escrowed to maturity.

(i) FHA Insured.

(j) CIFG Insured.

(k) Radian Insured.

(l) XL Capital Insured.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New York Municipal Money Fund            (379)           $17


(n) AGC Insured.

(o) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(p) Represents the current yield as of 4/30/2006.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Net Assets
                                                                                                                    MuniYield
                                                                               MuniYield          MuniYield         California
                                                                                Arizona           California         Insured
As of April 30, 2006                                                           Fund, Inc.         Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   103,028,652    $   485,986,057    $   779,619,165
       Investments in affiliated securities, at value**                                 923         16,387,828             35,826
       Cash                                                                          16,940             55,936             32,396
       Receivable for securities sold                                                90,000                 --          5,750,520
       Interest receivable                                                        1,928,401          7,466,881         12,444,170
       Prepaid expenses                                                               6,475             10,637             39,425
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             105,071,391        509,907,339        797,921,502
                                                                            ---------------    ---------------    ---------------

Liabilities

       Payable for securities purchased                                           1,020,520         22,469,179         18,459,819
       Dividends payable to Common Stock shareholders                                    --            129,765            240,478
       Offering cost payable                                                             --             10,000             10,000
       Payable to investment adviser                                                 39,756            183,930            298,450
       Payable to other affiliates                                                    1,266              5,892              5,376
       Accrued expenses                                                              40,100             89,023            118,583
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          1,101,642         22,887,789         19,132,706
                                                                            ---------------    ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value of AMPS+++ at $25,000 per
       share liquidation preference***                                           40,321,447        175,133,907        275,180,576
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                $    63,648,302    $   311,885,643    $   503,608,220
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                 $       602,493    $     1,596,674    $     2,979,554
       Undistributed (accumulated) realized capital gains (losses)--net             124,132        (3,465,055)       (14,610,883)
       Unrealized appreciation--net                                               3,014,140         12,155,619         17,578,763
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            3,740,765         10,287,238          5,947,434
       Common Stock, par value $.10 per share++                                     450,788          2,129,526          3,436,120
       Paid-in capital in excess of par                                          59,456,749        299,468,879        494,224,666
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $    63,648,302    $   311,885,643    $   503,608,220
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock                            $         14.12    $         14.65    $         14.66
                                                                            ===============    ===============    ===============
       Market price                                                         $         15.55    $         13.30    $         14.64
                                                                            ===============    ===============    ===============
         * Identified cost in unaffiliated securities                       $   100,014,512    $   473,830,438    $   762,040,402
                                                                            ===============    ===============    ===============
        ** Identified cost in affiliated securities                         $           923    $    16,387,828    $        35,826
                                                                            ===============    ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
              Series A Shares, par value $.10 per share                                 518              2,400              1,800
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                 694              2,400              1,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                 400                800              1,600
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.10 per share                                  --              1,400              2,000
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.10 per share                                  --                 --              2,000
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.10 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
        ++ Common Stock issued and outstanding                                    4,507,879         21,295,255         34,361,200
                                                                            ===============    ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Net Assets (concluded)
                                                                                                  MuniYield         MuniYield
                                                                               MuniYield           Michigan          New York
                                                                                Florida           Insured II         Insured
As of April 30, 2006                                                              Fund            Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   301,157,556    $   265,732,999    $   848,917,566
       Investments in affiliated securities, at value**                           5,344,705          1,763,576            722,374
       Unrealized appreciation on forward interest rate swaps                       453,827                 --                 --
       Cash                                                                          54,844             90,296             64,861
       Receivable for securities sold                                                10,000                 --          7,398,955
       Interest receivable                                                        3,829,301          5,059,701         13,898,997
       Prepaid expenses                                                              10,989             11,052             22,491
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             310,861,222        272,657,624        871,025,244
                                                                            ---------------    ---------------    ---------------

Liabilities

       Unrealized depreciation on forward interest rate swaps                            --             41,698                 --
       Payable for securities purchased                                              90,937            622,664         13,130,022
       Dividends payable to Common Stock shareholders/Common Shareholders            47,569             82,381            286,591
       Offering cost payable                                                             --             10,000                 --
       Payable to investment adviser                                                118,034            103,042            328,916
       Payable to other affiliates                                                    3,794              3,339              9,048
       Accrued expenses                                                              60,433             60,715            115,404
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                            320,767            923,839         13,869,981
                                                                            ---------------    ---------------    ---------------

Preferred Stock/Shares

       Preferred Stock/Shares, at redemption value of AMPS+++ at
       $25,000 per share liquidation preference***                              110,039,304         99,046,327        304,216,478
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

       Net assets applicable to Common Stock/Shares                         $   200,501,151    $   172,687,458    $   552,938,785
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                 $     1,505,334    $     1,121,078    $     4,333,738
       Accumulated realized capital losses--net                                 (9,360,283)        (6,555,611)       (34,435,705)
       Unrealized appreciation--net                                              12,470,299         12,750,308         22,028,097
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings (losses)--net                                   4,615,350          7,315,775        (8,073,870)
       Common Stock/Shares, par value $.10 per share++                            1,355,802          1,206,972          3,944,596
       Paid-in capital in excess of par                                         194,529,999        164,164,711        557,068,059
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   200,501,151    $   172,687,458    $   552,938,785
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock/Shares                     $         14.79    $         14.31    $         14.02
                                                                            ===============    ===============    ===============
       Market price                                                         $         13.86    $         14.03    $         13.60
                                                                            ===============    ===============    ===============
         * Identified cost in unaffiliated securities                       $   289,141,084    $   252,940,993    $   826,889,469
                                                                            ===============    ===============    ===============
        ** Identified cost in affiliated securities                         $     5,344,705    $     1,763,576    $       722,374
                                                                            ===============    ===============    ===============
       *** Preferred Stock/Shares authorized, issued and outstanding:
              Series A Shares, par value $.05 per share                               2,200              2,200              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.05 per share                               1,600                 --              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                  --              1,360                 --
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.05 per share                                 600                 --              2,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                  --                400                 --
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.05 per share                                  --                 --              1,960
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.05 per share                                  --                 --              2,200
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.10 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
        ++ Common Stock/Shares issued and outstanding                            13,558,024         12,069,721         39,445,962
                                                                            ===============    ===============    ===============

       +++ Auction Market Preferred Stock/Shares.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Operations
                                                                                                                    MuniYield
                                                                               MuniYield          MuniYield         California
                                                                                Arizona           California         Insured
For the Six Months Ended April 30, 2006                                        Fund, Inc.         Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $     2,635,331    $    11,930,079    $    19,143,365
       Dividends from affiliates                                                     10,997             65,070             45,054
                                                                            ---------------    ---------------    ---------------
       Total income                                                               2,646,328         11,995,149         19,188,419
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     259,931          1,216,894          1,949,265
       Commission fees                                                               51,020            225,996            357,105
       Accounting services                                                           30,287             80,093            119,778
       Transfer agent fees                                                           25,120             39,082             46,627
       Professional fees                                                             25,307             27,325             31,655
       Printing and shareholder reports                                               3,625             14,696             23,548
       Listing fees                                                                     965              8,175             10,685
       Custodian fees                                                                 4,489             13,135             19,993
       Pricing fees                                                                   4,455              9,001             12,331
       Directors' fees and expenses                                                   7,013             12,078             16,295
       Other                                                                         17,108             29,667             30,523
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                          429,320          1,676,142          2,617,805
       Reimbursement of expenses                                                    (2,279)           (10,268)            (7,911)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                           427,041          1,665,874          2,609,894
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     2,219,287         10,329,275         16,578,525
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on investments--net                                            306,228          1,045,807          2,805,152
       Change in unrealized appreciation on investments--net                      (747,236)        (3,140,317)        (6,325,440)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                    (441,008)        (2,094,510)        (3,520,288)
                                                                            ---------------    ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Dividends and distributions to Preferred Stock shareholders from:
           Investment income--net                                                 (519,314)        (2,534,225)        (3,873,858)
           Realized gain--net                                                      (84,465)                 --                 --
                                                                            ---------------    ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders          (603,779)        (2,534,225)        (3,873,858)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     1,174,500    $     5,700,540    $     9,184,379
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Operations (concluded)
                                                                                                  MuniYield         MuniYield
                                                                               MuniYield           Michigan          New York
                                                                                Florida           Insured II         Insured
For the Six Months Ended April 30, 2006                                           Fund            Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $     7,738,237    $     6,793,301    $    21,100,605
       Dividends from affiliates                                                     35,678             41,471             16,874
                                                                            ---------------    ---------------    ---------------
       Total income                                                               7,773,915          6,834,772         21,117,479
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     774,010            680,278          2,147,244
       Commission fees                                                              140,161            129,811            380,863
       Accounting services                                                           58,330             53,260            126,455
       Transfer agent fees                                                           34,392             35,691             62,223
       Professional fees                                                             34,302             27,650             32,681
       Printing and shareholder reports                                               9,883              8,888             24,850
       Listing fees                                                                   8,298              8,347             11,973
       Custodian fees                                                                10,429              8,549             22,422
       Pricing fees                                                                   8,910              7,572             13,998
       Directors'/Trustees' fees and expenses                                         9,767              9,265             16,880
       Other                                                                         23,159             28,361             29,561
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                        1,111,641            997,672          2,869,150
       Reimbursement of expenses                                                    (6,895)            (8,533)            (2,930)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                         1,104,746            989,139          2,866,220
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     6,669,169          5,845,633         18,251,259
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                         684,034            903,166        (1,031,883)
           Forward interest rate swaps--net                                           (182)          (107,522)                 --
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)--net                                              683,852            795,644        (1,031,883)
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                     (1,840,699)        (3,043,721)        (6,592,865)
           Forward interest rate swaps--net                                         208,214           (41,698)                 --
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                (1,632,485)        (3,085,419)        (6,592,865)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                    (948,633)        (2,289,775)        (7,624,748)
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Stock Shareholders/Preferred Shareholders

       Investment income--net                                                   (1,628,330)        (1,438,132)        (4,377,941)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     4,092,206    $     2,117,726    $     6,248,570
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                                  MuniYield Arizona Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     2,219,287    $     4,351,984
       Realized gain--net                                                                              306,228            686,663
       Change in unrealized appreciation--net                                                        (747,236)        (2,891,468)
       Dividends and distributions to Preferred Stock shareholders                                   (603,779)          (613,942)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,174,500          1,533,237
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                      (1,898,874)        (4,139,688)
       Realized gain--net                                                                            (523,554)           (98,063)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                   (2,422,428)        (4,237,751)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                223,571            347,232
       Offering and underwriting costs resulting from issuance of Preferred Stock                           --          (229,567)
       Adjustment of offering costs resulting from issuance of Preferred Stock                          42,343                 --
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    265,914            117,665
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                       (982,014)        (2,586,849)
       Beginning of period                                                                          64,630,316         67,217,165
                                                                                               ---------------    ---------------
       End of period*                                                                          $    63,648,302    $    64,630,316
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       602,493    $       801,394
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                               MuniYield California Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    10,329,275    $    19,769,525
       Realized gain--net                                                                            1,045,807          3,286,924
       Change in unrealized appreciation--net                                                      (3,140,317)       (12,950,108)
       Dividends to Preferred Stock shareholders                                                   (2,534,225)        (2,698,791)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,700,540          7,407,550
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (7,538,520)       (18,399,100)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (7,538,520)       (18,399,100)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from issuance of Preferred Stock                           --          (504,510)
       Adjustment of offering costs resulting from issuance of Preferred Stock                          15,461                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from stock transactions                          15,461          (504,510)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (1,822,519)       (11,496,060)
       Beginning of period                                                                         313,708,162        325,204,222
                                                                                               ---------------    ---------------
       End of period*                                                                          $   311,885,643    $   313,708,162
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,596,674    $     1,340,144
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                       MuniYield California Insured Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    16,578,525    $    32,771,189
       Realized gain--net                                                                            2,805,152          4,558,434
       Change in unrealized appreciation--net                                                      (6,325,440)       (16,405,544)
       Dividends to Preferred Stock shareholders                                                   (3,873,858)        (4,367,576)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          9,184,379         16,556,503
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (14,637,871)       (30,100,411)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (14,637,871)       (30,100,411)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from issuance of Preferred Stock                           --          (595,687)
       Adjustment of offering costs resulting from the issuance of Preferred Stock                     (4,270)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                    (4,270)          (595,687)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (5,457,762)       (14,139,595)
       Beginning of period                                                                         509,065,982        523,205,577
                                                                                               ---------------    ---------------
       End of period*                                                                          $   503,608,220    $   509,065,982
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,979,554    $     4,912,758
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                                        MuniYield Florida Fund

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     6,669,169    $    13,339,050
       Realized gain--net                                                                              683,852          1,319,459
       Change in unrealized appreciation--net                                                      (1,632,485)        (4,748,326)
       Dividends to Preferred Shareholders                                                         (1,628,330)        (1,961,036)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          4,092,206          7,949,147
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                      (5,721,200)       (12,521,937)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                  (5,721,200)       (12,521,937)
                                                                                               ---------------    ---------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                       91,289                 --
       Offering and underwriting costs resulting from issuance of Preferred Shares                          --          (280,155)
       Adjustment of offering costs resulting from issuance of Preferred Shares                        (3,184)                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from share transactions                          88,105          (280,155)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total decrease in net assets applicable to Common Shares                                    (1,540,889)        (4,852,945)
       Beginning of period                                                                         202,042,040        206,894,985
                                                                                               ---------------    ---------------
       End of period*                                                                          $   200,501,151    $   202,042,040
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,505,334    $     2,185,695
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                      MuniYield Michigan Insured Fund II, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     5,845,633    $    11,882,846
       Realized gain--net                                                                              795,644          2,125,649
       Change in unrealized appreciation/depreciation--net                                         (3,085,419)        (9,184,637)
       Dividends to Preferred Stock shareholders                                                   (1,438,132)        (1,750,817)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,117,726          3,073,041
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (4,946,350)       (10,914,778)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (4,946,350)       (10,914,778)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                227,419            112,030
       Offering and underwriting costs resulting from the issuance of Preferred Stock                       --          (229,567)
       Adjustment of offering costs resulting from the issuance of Preferred Stock                      24,274                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from stock transactions                         251,693          (117,537)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (2,576,931)        (7,959,274)
       Beginning of period                                                                         175,264,389        183,223,663
                                                                                               ---------------    ---------------
       End of period*                                                                          $   172,687,458    $   175,264,389
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,121,078    $     1,659,927
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                         MuniYield New York Insured Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    18,251,259    $    36,961,564
       Realized gain (loss)--net                                                                   (1,031,883)            875,940
       Change in unrealized appreciation--net                                                      (6,592,865)       (20,848,183)
       Dividends to Preferred Stock shareholders                                                   (4,377,941)        (5,032,367)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,248,570         11,956,954
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (15,778,385)       (33,134,608)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (15,778,385)       (33,134,608)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from issuance of Preferred Stock                           --          (595,687)
       Adjustment of offering costs resulting from issuance of Preferred Stock                         (5,720)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                    (5,720)          (595,687)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (9,535,535)       (21,773,341)
       Beginning of period                                                                         562,474,320        584,247,661
                                                                                               ---------------    ---------------
       End of period*                                                                          $   552,938,785    $   562,474,320
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     4,333,738    $     6,238,805
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                                 MuniYield Arizona Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.39    $    15.04   $    14.64   $    14.53   $    14.19
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .49++         .97++        .98++       1.00++          .97
       Realized and unrealized gain (loss)--net                        (.09)         (.49)          .40          .05          .26
       Less dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.12)         (.14)        (.06)        (.06)        (.09)
           Realized gain--net                                          (.02)        --++++           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .26           .34         1.32          .99         1.14
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.42)         (.92)        (.92)        (.88)        (.80)
           Realized gain--net                                          (.12)         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.54)         (.94)        (.92)        (.88)        (.80)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --         (.05)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Stock                                       .01            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.12    $    14.39   $    15.04   $    14.64   $    14.53
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    15.55    $    16.03   $    15.10   $    14.13   $    13.25
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           1.75%+++         1.91%        9.40%        7.19%        8.60%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                               .59%+++        13.07%       13.80%       13.45%        6.54%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement***                        1.33%*         1.20%        1.19%        1.18%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.34%*         1.20%        1.20%        1.19%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.93%*         6.54%        6.65%        6.79%        6.86%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders            1.62%*          .91%         .42%         .42%         .61%
                                                                  ==========    ==========   ==========   ==========   ==========

       Investment income--net, to Common Stock
       shareholders                                                   5.31%*         5.63%        6.23%        6.37%        6.25%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                      2.60%*         1.90%         .92%         .91%        1.26%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                                     MuniYield Arizona Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                             $   63,648    $   64,630   $   67,217   $   65,234   $   64,699
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period (in thousands)  $   40,300    $   40,300   $   30,300   $   30,300   $   30,300
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             22.20%        28.08%       23.69%       26.99%       42.51%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,579    $    2,604   $    3,218   $    3,153   $    3,135
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      312    $      462   $      222   $      220   $      305
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      310    $      473   $      236   $      237   $      324
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++++++--Investment income--net                     $      356    $       99           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Based on average shares outstanding.

      ++++ Amount is less than $(.01) per share.

    ++++++ Series C was issued on August 31, 2005.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                              MuniYield California Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.73    $    15.27   $    15.17   $    15.14   $    15.22
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net*                                           .49           .93         1.02         1.06         1.07
       Realized and unrealized gain (loss)--net                        (.10)         (.46)          .12          .04        (.06)
       Less dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.12)         (.13)        (.07)        (.10)        (.12)
           Realized gain--net                                             --            --           --         --++         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .27           .34         1.07         1.00          .89
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.35)         (.86)        (.97)        (.97)        (.97)
           Realized gain--net                                             --            --           --         --++         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.35)         (.86)        (.97)        (.97)        (.97)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Stock                                  --++++++            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.65    $    14.73   $    15.27   $    15.17   $    15.14
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    13.30    $    13.37   $    14.43   $    14.15   $    14.46
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         2.13%+++++         2.59%        7.74%        7.14%        6.14%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                            2.15%+++++       (1.46%)        9.16%        4.64%        2.18%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Expenses, net of reimbursement***                            1.06%+++          .98%         .96%         .95%         .99%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                            1.07%+++          .98%         .96%         .96%         .99%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                              6.60%+++         6.16%        6.79%        6.93%        7.13%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders          1.62%+++          .84%         .44%         .63%         .77%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                 4.98%+++         5.32%        6.35%        6.30%        6.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                    2.92%+++         1.88%        1.02%        1.46%        1.76%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                                  MuniYield California Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                             $  311,886    $  313,708   $  325,204   $  323,155   $  322,345
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period (in thousands)  $  175,000    $  175,000   $  140,000   $  140,000   $  140,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             25.39%        53.99%       33.60%       20.24%       49.87%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,782    $    2,793   $    3,323   $    3,308   $    3,302
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      396    $      482   $      270   $      569   $      607
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      343    $      451   $      241   $      217   $      322
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      340    $      453   $      250   $      207   $      292
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D++++--Investment income--net                       $      350    $       70           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Based on average shares outstanding.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series D was issued on September 21, 2005.

    ++++++ Amount is less than $.01 per share.

       +++ Annualized.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                      MuniYield California Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.82    $    15.23   $    15.10   $    15.26   $    15.44
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .48+++        .95+++       .94+++       .95+++          .95
       Realized and unrealized gain (loss)--net                        (.10)         (.33)          .13        (.18)        (.22)
       Less dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.11)         (.13)        (.06)        (.06)        (.09)
           Realized gain--net                                             --            --           --           --       --++++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .27           .49         1.01          .71          .64
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.43)         (.88)        (.88)        (.87)        (.81)
           Realized gain--net                                             --            --           --           --        (.01)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.43)         (.88)        (.88)        (.87)        (.82)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Stock                                    --++++            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.66    $    14.82   $    15.23   $    15.10   $    15.26
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    14.64    $    14.16   $    13.73   $    13.82   $    13.68
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         1.84%+++++         3.55%        7.54%        5.29%        4.68%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                            6.44%+++++         9.75%        5.93%        7.50%         .20%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement and excluding
       reorganization expenses***                                     1.03%*          .96%         .95%         .94%         .96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses, excluding reorganization expenses***           1.03%*          .96%         .95%         .94%         .96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.03%*          .96%         .95%         .94%        1.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.54%*         6.29%        6.29%        6.20%        6.38%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders            1.53%*          .84%         .43%         .37%         .56%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                   5.01%*         5.45%        5.86%        5.83%        5.82%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                      2.84%*         1.86%         .96%         .85%        1.25%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                          MuniYield California Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                             $  503,608    $  509,066   $  523,206   $  518,786   $  524,485
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period (in thousands)  $  275,000    $  275,000   $  230,000   $  230,000   $  230,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             21.82%        42.13%       68.05%       52.17%       77.13%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,831    $    2,851   $    3,275   $    3,256   $    3,280
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      343    $      478   $      246   $      216   $      359
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      335    $      463   $      238   $      212   $      324
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      339    $      441   $      224   $      204   $      320
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D--Investment income--net                           $      389    $      480   $      249   $      242   $      203
                                                                  ==========    ==========   ==========   ==========   ==========
       Series E--Investment income--net                           $      339    $      448   $      236   $      196   $      201
                                                                  ==========    ==========   ==========   ==========   ==========
       Series F++--Investment income--net                         $      364    $       62           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Series F was issued on September 21, 2005.

      ++++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                                       MuniYield Florida Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                     $      14.91    $    15.27   $    14.97   $    14.97   $    14.81
                                                                ------------    ----------   ----------   ----------   ----------
       Investment income--net                                         .49+++        .98+++      1.00+++      1.06+++         1.03
       Realized and unrealized gain (loss)--net                        (.07)         (.26)          .29        (.07)          .09
       Less dividends and distributions to Preferred
       Shareholders:
           Investment income--net                                      (.12)         (.14)        (.07)        (.07)        (.09)
           Realized gain--net                                             --            --           --           --         --++
                                                                ------------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .30           .58         1.22          .92         1.03
                                                                ------------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common
       Shareholders:
           Investment income--net                                      (.42)         (.92)        (.92)        (.92)        (.87)
           Realized gain--net                                             --            --           --           --         --++
                                                                ------------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Shareholders        (.42)         (.92)        (.92)        (.92)        (.87)
                                                                ------------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Shares                                       --         (.02)           --           --           --
                                                                ------------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Shares                                     --++            --           --           --           --
                                                                ------------    ----------   ----------   ----------   ----------
       Net asset value, end of period                           $      14.79    $    14.91   $    15.27   $    14.97   $    14.97
                                                                ============    ==========   ==========   ==========   ==========
       Market price per share, end of period                    $      13.86    $    14.93   $    14.28   $    13.80   $    13.34
                                                                ============    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         2.11%+++++         3.98%        8.99%        6.76%        7.80%
                                                                ============    ==========   ==========   ==========   ==========
       Based on market price per share                          (4.44%)+++++        11.34%       10.57%       10.44%        1.77%
                                                                ============    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

       Total expenses, net of reimbursement***                        1.10%*         1.05%        1.03%        1.04%        1.06%
                                                                ============    ==========   ==========   ==========   ==========
       Total expenses***                                              1.11%*         1.05%        1.03%        1.04%        1.06%
                                                                ============    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.65%*         6.46%        6.67%        7.01%        7.00%
                                                                ============    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Shareholders                  1.62%*          .95%         .48%         .45%         .64%
                                                                ============    ==========   ==========   ==========   ==========
       Investment income--net, to Common Shareholders                 5.03%*         5.51%        6.19%        6.56%        6.36%
                                                                ============    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

       Dividends to Preferred Shareholders                            2.99%*         2.01%        1.03%         .97%        1.34%
                                                                ============    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                                           MuniYield Florida Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Shares, end of period
       (in thousands)                                             $  200,501    $  202,042   $  206,895   $  202,890   $  202,919
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Shares outstanding, end of period (in thousands) $  110,000    $  110,000   $   95,000   $   95,000   $   95,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             27.72%        41.96%       36.11%       40.45%       39.54%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,823    $    2,837   $    3,178   $    3,136   $    3,136
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

       Series A--Investment income--net                           $      374    $      507   $      254   $      247   $      337
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      365    $      487   $      263   $      242   $      333
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++++--Investment income--net                       $      371    $      110           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series C was issued on August 31, 2005.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                     MuniYield Michigan Insured Fund II, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.54    $    15.21   $    15.21   $    14.91   $    14.97
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .48+++        .99+++      1.00+++      1.02+++         1.00
       Realized and unrealized gain (loss)--net                        (.18)         (.58)       --++++          .24        (.07)
       Less dividends to Preferred Stock shareholders from
       investment income                                               (.12)         (.15)        (.07)        (.07)        (.10)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .18           .26          .93         1.19          .83
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income                                               (.41)         (.91)        (.93)        (.89)        (.89)
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the issuance
       of Preferred Stock                                          --+++++++            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.31    $    14.54   $    15.21   $    15.21   $    14.91
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    14.03    $    14.41   $    14.54   $    13.75   $    13.45
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         1.26%+++++         1.73%        6.78%        8.82%        6.36%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                             .18%+++++         5.47%       12.91%        9.06%        3.70%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement***                        1.14%*         1.07%        1.05%        1.01%        1.12%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.15%*         1.07%        1.07%        1.02%        1.12%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.72%*         6.57%        6.61%        6.73%        6.91%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders            1.65%*          .97%         .47%         .47%         .66%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders           5.07%*         5.60%        6.14%        6.26%        6.25%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                      2.93%*         1.96%         .96%         .97%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                         MuniYield Michigan Insured Fund II, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                             $  172,687    $  175,264   $  183,224   $  183,237   $  179,607
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period (in thousands)  $   99,000    $   99,000   $   89,000   $   89,000   $   89,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                              5.38%        23.18%       39.26%       30.84%       41.77%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,744    $    2,770   $    3,059   $    3,059   $    3,018
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      366    $      488   $      236   $      243   $      343
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      356    $      494   $      247   $      245   $      136
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++--Investment income--net                         $      371    $       14           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Series C was issued on October 19, 2005.

      ++++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

   +++++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                        MuniYield New York Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.26    $    14.81   $    14.81   $    14.83   $    15.01
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .46+++        .94+++       .91+++       .97+++          .94
       Realized and unrealized loss--net                               (.19)         (.50)        (.01)        (.09)        (.19)
       Dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.11)         (.13)        (.06)        (.07)        (.10)
           Realized gain--net                                             --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .16           .31          .84          .81          .65
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.40)         (.84)        (.84)        (.83)        (.83)
           Realized gain--net                                             --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.40)         (.84)        (.84)        (.83)        (.83)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Stock                                      --++            --           --           --           --

                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.02    $    14.26   $    14.81   $    14.81   $    14.83
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    13.60    $    13.17   $    13.20   $    13.25   $    13.36
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         1.19%+++++         2.53%        6.53%        6.19%        4.97%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                            6.28%+++++         6.24%        6.13%        5.45%        1.24%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement***                        1.03%*          .96%         .94%         .94%         .96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.03%*          .96%         .95%         .94%         .96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.55%*         6.37%        6.23%        6.49%        6.37%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders            1.57%*          .87%         .42%         .50%         .66%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                   4.98%*         5.50%        5.81%        5.99%        5.71%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                      2.90%*         1.91%         .95%        1.13%        1.49%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                            MuniYield New York Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                             $  552,939    $  562,474   $  584,248   $  584,025   $  584,793
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period (in thousands)  $  304,000    $  304,000   $  259,000   $  259,000   $  259,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             29.16%        46.41%       19.91%       51.89%       87.56%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,819    $    2,850   $    3,256   $    3,255   $    3,258
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      369    $      493   $      254   $      249   $      334
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      340    $      448   $      203   $      232   $      305
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      358    $      469   $      240   $      214   $      356
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D--Investment income--net                           $      338    $      464   $      231   $      454   $      503
                                                                  ==========    ==========   ==========   ==========   ==========
       Series E--Investment income--net                           $      389    $      496   $      251   $      255   $      356
                                                                  ==========    ==========   ==========   ==========   ==========
       Series F++++--Investment income--net                       $      362    $       65           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series F was issued on September 21, 2005.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset values of their Common Stock/Shares on a daily basis. Common Stock shares and Common Shares are listed on the New York Stock Exchange under the symbol MYC for MuniYield California Fund, Inc., MCA for MuniYield California Insured Fund, Inc., MYF for MuniYield Florida Fund, MYM for MuniYield Michigan Insured Fund II, Inc. and MYN for MuniYield New York Insured Fund, Inc. Common Stock is listed on the American Stock Exchange under the symbol MZA for MuniYield Arizona Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock/Shares were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. For the six months ended April 30,2006, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment(s) described below:


                           Investment(s)                Reimbursement

MuniYield Arizona          CMA Arizona Municipal
  Fund, Inc.                 Money Fund                      $  2,279
MuniYield California       CMA California Municipal
  Fund, Inc.                 Money Fund                      $ 10,268
MuniYield California       CMA California Municipal
  Insured Fund, Inc.         Money Fund                      $  7,911
MuniYield Florida          Merrill Lynch Institutional
  Fund                       Tax-Exempt Fund/
                             CMA Florida Municipal
                             Money Fund                      $  6,895
MuniYield Michigan         CMA Michigan Municipal
  Insured Fund II, Inc.      Money Fund                      $  8,533
MuniYield New York         CMA New York Municipal
  Insured Fund, Inc.         Money Fund                      $  2,930


For the six months ended April 30, 2006, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:


                                                        Reimbursement

MuniYield Arizona Fund, Inc.                                   $1,118
MuniYield California Fund, Inc.                                $5,144
MuniYield California Insured Fund, Inc.                        $8,455
MuniYield Florida Fund                                         $3,465
MuniYield Michigan Insured Fund II, Inc.                       $3,018
MuniYield New York Insured Fund, Inc.                          $9,380


Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements (continued)


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were as follows:


                                               Total            Total
                                           Purchases            Sales

MuniYield Arizona Fund, Inc.            $ 23,519,475    $  22,905,149
MuniYield California Fund, Inc.         $131,290,008    $ 122,246,707
MuniYield California Insured
   Fund, Inc.                           $175,549,616    $ 167,604,499
MuniYield Florida Fund                  $ 85,073,702    $  89,439,370
MuniYield Michigan Insured
   Fund II, Inc.                        $ 14,444,749    $  16,508,046
MuniYield New York Insured
   Fund, Inc.                           $245,252,560    $ 259,068,792


4. Stock/Share Transactions:
MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

MuniYield Florida Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.


Common Stock/Shares


MuniYield Arizona Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and during the year ended October 31, 2005 increased by 15,110 and 23,152, respectively, as a result of dividend reinvestment.


MuniYield California Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and during the year ended October 31, 2005 remained constant.


MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and during the year ended October 31, 2005 remained constant.


MuniYield Florida Fund

Shares issued and outstanding during the six months ended April 30, 2006 increased by 6,144 as a result of dividend reinvestment and during the year ended October 31, 2005 remained constant.


MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and during the year ended October 31, 2005 increased by 15,590 and 7,539 respectively, as a result of dividend reinvestment.


MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and during the year ended October 31, 2005 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements (continued)


The yields in effect at April 30, 2006 were as follows:


                                                          MuniYield
                            MuniYield      MuniYield     California
                              Arizona     California        Insured
                           Fund, Inc.     Fund, Inc.     Fund, Inc.

Series A                        3.55%          3.37%          2.99%
Series B                        3.40%          3.55%          3.55%
Series C                        3.50%          2.99%          3.60%
Series D                           --          3.50%          3.38%
Series E                           --             --          3.60%
Series F                           --             --          3.55%


                                           MuniYield      MuniYield
                            MuniYield       Michigan       New York
                              Florida     Insured II        Insured
                                 Fund     Fund, Inc.     Fund, Inc.

Series A                        3.33%         2.855%          2.87%
Series B                        3.60%          3.60%          3.00%
Series C                        3.60%          3.42%          3.50%
Series D                           --             --          3.60%
Series E                           --             --          3.70%
Series F                           --             --          3.20%


MuniYield Arizona Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock.


MuniYield California Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,400 shares from the issuance of an additional series of Preferred Stock.


MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,800 shares from the issuance of an additional series of Preferred Stock.


MuniYield Florida Fund

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 600 shares from the issuance of an additional series of Preferred Shares.


MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock.


MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,800 shares from the issuance of an additional series of Preferred Stock.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2006, MLPF&S earned commissions as follows:


                                                        Commissions

MuniYield Arizona Fund, Inc.                               $ 28,220
MuniYield California Fund, Inc.                            $110,448
MuniYield California Insured Fund, Inc.                    $144,472
MuniYield Florida Fund                                     $ 75,958
MuniYield Michigan Insured Fund II, Inc.                   $ 60,393
MuniYield New York Insured Fund, Inc.                      $182,438


5. Capital Loss Carryforward:

MuniYield California Fund, Inc.

On October 31, 2005, the Fund had a net capital loss carryforward of $3,505,291, of which $3,151,445 expires in 2008 and $353,846 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements (concluded)


MuniYield California Insured Fund, Inc.

On October 31, 2005, the Fund had a net capital loss carryforward of $13,381,827, of which $72,467 expires in 2007, $5,722,655 expires in 2008,
$9,668 expires in 2009, $4,901,089 expires in 2011 and $2,675,948 expires in
2012. This amount will be available to offset like amounts of any future taxable gains.


MuniYield Florida Fund

On October 31, 2005, the Fund had a net capital loss carryforward of $9,417,859, of which $906,731 expires in 2007, $7,036,191 expires in 2008 and
$1,474,937 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


MuniYield Michigan Insured Fund II, Inc.

On October 31, 2005, the Fund had a net capital loss carryforward of $5,180,885, of which $2,841,781 expires in 2008, $1,050,253 expires in 2010 and $1,288,851 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


MuniYield New York Insured Fund, Inc.

On October 31, 2005, the Fund had a net capital loss carryforward of $27,642,246, of which $8,051,889 expires in 2008, $3,007,157 expires in 2010 and $16,583,200 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Funds paid a tax-exempt income dividend to holders of Common Stock/Shares on May 30, 2006 to stock/shareholders of record on May 15, 2006. The amount of the tax-exempt dividend was as follows:


                                                          Per Share
                                                             Amount

MuniYield Arizona Fund, Inc.                               $.067000
MuniYield California Fund, Inc.                            $.057000
MuniYield California Insured Fund, Inc.                    $.070000
MuniYield Florida Fund                                     $.067000
MuniYield Michigan Insured Fund II, Inc                    $.065000
MuniYield New York Insured Fund, Inc.                      $.065000



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Proxy Results                                      MuniYield Arizona Fund, Inc.


During the six-month period ended April 30, 2006, MuniYield Arizona Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.         4,357,959            57,907
                                             James H. Bodurtha           4,351,610            64,256
                                             Kenneth A. Froot            4,357,959            57,907
                                             Joe Grills                  4,352,339            63,527
                                             Roberta Cooper Ramo         4,356,859            59,007


During the six-month period ended April 30, 2006, MuniYield Arizona Fund,
Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   James H. Bodurtha, Kenneth A. Froot, Joe Grills, Herbert I. London,
   Roberta Cooper Ramo and Robert S. Salomon, Jr.                          1,323               145



                                                MuniYield California Fund, Inc.


During the six-month period ended April 30, 2006, MuniYield California Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.         19,746,052          989,072
                                             James H. Bodurtha           19,735,378          999,746
                                             Kenneth A. Froot            19,743,128          991,996
                                             Joe Grills                  19,735,856          999,268
                                             Roberta Cooper Ramo         19,748,209          986,915


During the six-month period ended April 30, 2006, MuniYield California Fund,
Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors:   Robert C. Doll, Jr.           6,069                21
                                             James H. Bodurtha             6,071                19
                                             Kenneth A. Froot              6,071                19
                                             Joe Grills                    6,071                19
                                             Herbert I. London             6,071                19
                                             Roberta Cooper Ramo           6,071                19
                                             Robert S. Salomon, Jr.        6,071                19


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Proxy Results (continued)               MuniYield California Insured Fund, Inc.


During the six-month period ended April 30, 2006, MuniYield California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted were as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.         32,843,165          690,561
                                             James H. Bodurtha           32,830,300          703,426
                                             Kenneth A. Froot            32,836,449          697,277
                                             Joe Grills                  32,833,341          700,385
                                             Roberta Cooper Ramo         32,840,252          693,474


During the six-month period ended April 30, 2006, MuniYield California Insured
Fund, Inc.'s Preferred Stock shareholders (Series A - F) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors:   Robert C. Doll, Jr.           9,480                13
                                             James H. Bodurtha             9,480                13
                                             Kenneth A. Froot              9,465                28
                                             Joe Grills                    9,480                13
                                             Herbert I. London             9,480                13
                                             Roberta Cooper Ramo           9,480                13
                                             Robert S. Salomon, Jr.        9,480                13



                                                         MuniYield Florida Fund


During the six-month period ended April 30, 2006, MuniYield Florida Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Trustees:    Robert C. Doll, Jr.         13,137,941          140,403
                                             James H. Bodurtha           13,136,106          142,238
                                             Kenneth A. Froot            13,122,443          155,901
                                             Joe Grills                  13,134,076          144,268
                                             Roberta Cooper Ramo         13,122,449          155,895


During the six-month period ended April 30, 2006, MuniYield Florida Fund's
Preferred Shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Trustees: Robert C. Doll, Jr.,
   James H. Bodurtha, Kenneth A. Froot, Joe Grills, Herbert I. London,
   Roberta Cooper Ramo and Robert S. Salomon, Jr.                          4,241                19



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Proxy Results (concluded)              MuniYield Michigan Insured Fund II, Inc.


During the six-month period ended April 30, 2006, MuniYield Michigan Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.         11,373,866          313,677
                                             James H. Bodurtha           11,373,866          313,677
                                             Kenneth A. Froot            11,363,957          323,586
                                             Joe Grills                  11,364,432          323,111
                                             Roberta Cooper Ramo         11,374,449          313,094


During the six-month period ended April 30, 2006, MuniYield Michigan Insured
Fund II, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting

1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   James H. Bodurtha, Kenneth A. Froot, Joe Grills, Herbert I. London,
   Roberta Cooper Ramo and Robert S. Salomon, Jr.                          3,723                0




                                          MuniYield New York Insured Fund, Inc.


During the six-month period ended April 30, 2006, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.         37,541,475          710,065
                                             James H. Bodurtha           37,530,086          721,454
                                             Kenneth A. Froot            37,535,149          716,391
                                             Joe Grills                  37,529,034          722,506
                                             Roberta Cooper Ramo         37,549,399          702,141


During the six-month period ended April 30, 2006, MuniYield New York Insured
Fund, Inc.'s Preferred Stock shareholders (Series A - F) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors:   Robert C. Doll, Jr.           11,805              171
                                             James H. Bodurtha             11,805              171
                                             Kenneth A. Froot              11,789              187
                                             Joe Grills                    11,789              187
                                             Herbert I. London             11,789              187
                                             Roberta Cooper Ramo           11,789              187
                                             Robert S. Salomon, Jr         11,789              187


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Investment Objectives


AMEX Symbol  MuniYield Arizona Fund, Inc. seeks to provide shareholders with
MZA as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Arizona income taxes.


NYSE Symbol  MuniYield California Fund, Inc. seeks to provide shareholders with
MYC as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  MuniYield California Insured Fund, Inc. seeks to provide
MCA shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  MuniYield Florida Fund seeks to provide shareholders with as high
MYF a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol  MuniYield Michigan Insured Fund II, Inc. seeks to provide
MYM shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Michigan income taxes.


NYSE Symbol  MuniYield New York Insured Fund, Inc. seeks to provide
MYN shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
James H. Bodurtha, Director/Trustee
Kenneth A. Froot, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Michael A. Kalinoski, Vice President
Walter C. O'Connor, Vice President
Robert D. Sneeden, Vice President
Fred K. Stuebe, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


MuniYield Arizona Fund, Inc.,
MuniYield California Fund, Inc.,
MuniYield Florida Fund,
MuniYield Michigan Insured Fund II, Inc. and
MuniYield New York Insured Fund, Inc.:

Custodian

The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock/Shares:                 Preferred Stock/Shares:
The Bank of New York                 The Bank of New York
101 Barclay Street - 11 East         101 Barclay Street - 7 West
New York, NY 10286                   New York, NY 10286


MuniYield California Insured Fund, Inc.:

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:                        Preferred Stock:
Computershare Trust                  The Bank of New York
Company, N.A.                        101 Barclay Street - 7 West
P.O. Box 43010                       New York, NY 10286
Providence, RI 02940-3010
1-800-426-5523


Effective January 1, 2006, Stephen B. Swensrud retired as Director/Trustee of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. The Funds' Board of Directors/Trustees wishes Mr. Swensrud well in his retirement.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares/Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares/Stock, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares/Stock, is paid to Common Shareholders/Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Funds' Common Shares/Stock. However, in order to benefit Common Shareholders/Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders/Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares/Stock capitalization of $100 million and the issuance of Preferred Shares/Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares/Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders/ Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders/Common Stock shareholders are the beneficiaries of the incremental yield.

However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares/Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares/Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares'/Stocks' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares/Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares/Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2006, the percentages of MuniYield Arizona Fund, Inc.'s, MuniYield California Fund, Inc.'s, MuniYield California Insured Fund, Inc.'s, MuniYield Florida Fund's, MuniYield Michigan Insured Fund II, Inc.'s and MuniYield New York Insured Fund, Inc.'s total net assets invested in inverse floaters were 7.95%, 11.13%, 14.03%, 6.45%, 10.71% and 11.24%, respectively, before the deduction of Preferred Shares/Stock.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield California Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield California Insured Fund, Inc.


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield California Insured Fund, Inc.


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield California Insured Fund, Inc.


Date: June 22, 2006